SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                                                        --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /x/
                                                                       --

         Pre-Effective Amendment No. -----

         Post-Effective Amendment No.  69
                                     -----
                                     and/or
                                                                        --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /x/
                                                                       --

         Amendment No. 63
                      -----
           (Check appropriate box or boxes.)

COUNTRYWIDE INVESTMENT TRUST           FILE NO. 2-52242 and 811-2538
--------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

312 Walnut Street, 21st Floor, Cincinnati, Ohio        45202
---------------------------------------------------------------
(Address of Principal Executive Offices)              Zip Code

Registrant's Telephone Number, including Area Code    (513) 629-2000
                                                      --------------

Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
------------------------------------------------------------------------
               (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph(b)
/x/  on August 1, 1999 pursuant to paragraph (b)
/ /  75 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485

                        CROSS REFERENCE SHEET

                          FORM N-1A

ITEM                          SECTION IN PROSPECTUS

1...........................  Cover Page
2...........................  Expense Information
3...........................  Financial Highlights, Performance Information
4...........................  Operation of the Fund; Investment
                              Objectives and Policies
5...........................  Operation of the Fund
6...........................  Cover Page; Dividends and
                              Distributions; Taxes; Operation of
                              the Fund
7...........................  How to Purchase Shares; Operation
                              of the Fund; Calculation of Share
                              Price and Public Offering Price;
                              Exchange Privilege; Shareholder
                              Services; Distribution Plan;
8...........................  How to Redeem Shares; Shareholder
                              Services
9...........................  None

                              SECTION IN STATEMENT OF
ITEM                          ADDITIONAL INFORMATION

10..........................  Cover Page
11..........................  Table of Contents
12..........................  The Trust
13..........................  Quality Ratings of Fixed-Income Obligations;
                              Definitions, Policies and Risk
                              Considerations; Investment
                              Limitations; Portfolio Turnover
14..........................  Trustees and Officers
15..........................  Principal Security Holders
16..........................  The Investment Adviser and
                              Underwriter; Distribution Plan;
                              Custodian; Auditors; Transfer
                              Agent
17..........................  Securities Transactions
18..........................  The Trust
19..........................  Calculation of Share Price and Public
                              Offering Price; Other Purchase
                              Information; Redemption in Kind
20..........................  Taxes
21..........................  The Investment Adviser and
                              Underwriter
22..........................  Historical Performance Information
23..........................  Annual Report

                                                       Income










                                                         Prospectus





                     Intermediate Term
                        Government
                        Income Fund



                                                       August 1, 1999


                                                       [logo]COUNTRYWIDE
                                                             INVESTMENTS

                                                               PROSPECTUS
                                                               August 1, 1999



                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                  800-543-0407

                    INTERMEDIATE TERM GOVERNMENT INCOME FUND

         The Intermediate Term Government Income Fund (the "Fund"), a separate series of Countrywide Investment Trust, seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations having an effective maturity of twenty years or less with a dollar-weighted effective average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

        This Prospectus sets forth concisely the information about the Fund that you should know before investing.Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1999 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

     For further information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS
Expense Information. . . . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . .. . . . . . . . . . . . . . .
Investment Objectives and Policies . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price and Public Offering Price . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

EXPENSE INFORMATION
--------------------

Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)                              4.75%
   Maximum Contingent Deferred Sales Load
   (as a percentage of original purchase price)                     None*
   Sales Load Imposed on Reinvested Dividends                       None
   Exchange Fee                                                     None
   Redemption Fee                                                   None**
   Check Redemption Processing Fee (per check):
         First six checks per month                                 None
         Additional checks per month                                $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.

** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

   Management Fees                                                 .50%
   12b-1 Fees(A)                                                   .17%
   Other Expenses                                                  .32%
                                                                   ----
   Total Fund Operating Expenses                                   .99%
                                                                   ====

(A) The Fund may incur 12b-1 fees in an amount up to .35% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

      The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                               1 Year  3 Years  5 Years  10 Years
                                $57     $78      $100      $163

FINANCIAL HIGHLIGHTS
--------------------
         The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.



                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------
                                           YEARS ENDED SEPTEMBER 30,

                            1998       1997       1996      1995      1994      1993      1992     1991      1990       1989
Net asset value at
  beginning of year        $10.67     $10.49     $10.73    $10.14     $11.59   $11.10    $10.45     $9.85     $10.09     $10.12
                          -------    -------    -------    -------     ------   ------    ------   -------    ------     -------
Income from investment
  operations:
   Net investment income     0.61       0.61       0.61      0.64       0.56     0.60      0.68      0.75      0.76        0.79
   Net realized and
   unrealized gains
   (losses)on investments    0.48       0.18      (0.24)     0.59     (1.32)     0.49      0.65      0.60     (0.24)      (0.03)
                           -------     -----     -------    ------   ------     ------    ------    ------    -----       ------
Total from investment
  operations                 1.09       0.79       0.37      1.23     (0.76)     1.09      1.33      1.35      0.52        0.76
                           -------    -------   -------   -------    -------   -------     -----     -----     -----      ------
Less distributions:
   Dividends from net
   investment income        (0.61)     (0.61)     (0.61)    (0.64)    (0.56)    (0.60)    (0.68)     (0.75)    (0.76)      (0.79)
   Distributions from
   net realized gains          --         --         --       --      (0.13)      --        --         --        --          --
                           -------    -------    -------    -------   -------   ------    -------   -------   -------      ------
Total distributions         (0.61)     (0.61)     (0.61)    (0.64)    (0.69)    (0.60)    (0.68)     (0.75)    (0.76)      (0.79)
                           -------     -------    -------   -------   -------   -------   -------   -------    ------     -------
Net asset value at
  end of year              $11.15     $10.67     $10.49     $10.73     $10.14    $11.59     $11.10    $10.45     $9.85      $10.09
                           =======    =======    =======    ======     ======    ======     ======     ======     ======     =====
Total return(A)             10.54%     7.74%       3.55%     12.52%     (6.76%)   10.15%     13.27%     14.19%     5.31%      7.79%
                           =======    =======     =======   ========   =======   =======    ======     ======     ======     ======
Net assets at end
  of year (000's)         $51,168     $53,033     $56,095    $56,969    $64,395   $89,666   $59,290    $40,896   $37,800    $40,391
                          ========    ========    =======    =======   ========   =======    =======   =======   =======    =======
Ratio of expenses to
  average net assets         0.99%      0.99%      0.99%      0.99%      0.99%     0.99%      1.00%      1.00%     1.02%       1.03%

Ratio of net investment
  income to average
  net assets                 5.64%      5.78%      5.75%      6.17%     5.17%     5.31%        6.40%      7.39%     7.57%      7.83%

Portfolio turnover rate        29%        49%        70%        58%      236%      255%         76%         74%       92%       161%

(A)Total returns shown exclude the effect of applicable sales loads.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

         The Fund is a series of Countrywide Investment Trust (the "Trust"). The Fund seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations having an effective maturity of twenty years or less with a dollar-weighted effective average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. In order to achieve its investment objectives, the Fund may also enter into repurchase agreements collateralized by U.S. Government obligations. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved.

         The investment objectives of the Fund may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     U.S. Government Obligations
     ---------------------------

         The Fund invests in intermediate-term U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. The Fund may also invest in inflation-indexed bonds which are U.S. Treasury obligations whose principal value is periodically adjusted according to the rate of inflation. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of

America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

         The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     It is the current policy of the Fund to limit its investments and transactions to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to permit the Fund to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The net asset value of the Fund also will fluctuate due to these changes. The portfolio securities held by the Fund are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related U.S. Government obligations, such as obligations issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, may affect the value of, and the return on an investment in, such securities.

         Other Investment Techniques
         ----------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         MORTGAGE-RELATED U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in mortgage-related U.S. Government obligations, including GNMA Certificates, FHLMC Certificates and FNMA Certificates.

         GNMA Certificates are U.S. Government obligations guaranteed by the Government National Mortgage Association (the GNMA) and are mortgage-backed securities representing part ownership of a pool of mortgage loans. The pool of mortgage loans underlying the GNMA Certificates is assembled by the issuer, usually a private mortgage lender. The loans in the pool, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. The Fund's investments in GNMA Certificates may include pass-through GNMA Certificates which entitle the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. In addition, the timely payment of interest and principal on this type of GNMA Certificate is guaranteed by the GNMA, even in the event of the foreclosure of underlying mortgage loans. The GNMA guarantee is backed by the full faith and credit of the United States. However, shares of the Fund are not guaranteed or backed by either the GNMA or the United States Government.

         FHLMC Certificates are U.S. Government obligations guaranteed by the Federal Home Loan Mortgage Corporation (the FHLMC). FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. The FHLMC generally purchases such mortgage loans from those lenders insured by the Federal Deposit Insurance Corporation, or Federal Housing Administration mortgagees approved by the Department of Housing and Urban Development. The securities and guarantees of the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

         FNMA Certificates are U.S. Government obligations guaranteed by the Federal National Mortgage Association (the FNMA). The FNMA is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases residential mortgages from a list of approved sellers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through securities issued by the FNMA are not backed by the full faith and credit of the United States, although the Secretary of the Treasury of the United

States has discretionary authority to lend the FNMA up to $2.25 billion outstanding at any time.

         Prepayments of and payments on foreclosures of mortgage loans underlying a mortgage-related security are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. The mortgage loans underlying a mortgage-related security may be prepaid at any time without penalty. If a prepayment of a mortgage loan underlying a particular mortgage-related security occurs, the return to the Fund may be lower if the Fund acquired the security at a premium over par or higher if the Fund acquired the security at a discount from par. In addition, prepayments of mortgage loans underlying a particular mortgage-related security held by the Fund will reduce the market value of the security to the extent the market value of the security at the time of prepayment exceeds its par value. In periods of declining mortgage interest rates, prepayments may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance outstanding mortgages at lower interest rates. In general, a decline in interest rates will cause the net asset value of the Fund to increase to the extent that prepayments do not occur, while a rise in interest rates will cause the net asset value of the Fund to decrease.

      Some of the pass-through mortgage securities in which the Fund invests may be adjustable rate mortgage securities ("ARMS"). ARMS are collateralized by adjustable rather than fixed-rate mortgages. The ARMS in which the Fund invests are actively traded. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of fixed-rate mortgage securities and ARMS tend to experience lower rates of prepayment of principal than fixed-rate mortgage securities. However, ARMS are also less likely than fixed-rate mortgage securities of comparable quality and maturity to increase significantly in value during periods of declining interest rates.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Fund may invest in CMOs and REMICs issued or guaranteed by U.S. Government agencies or instrumentalities. CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs.

         CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways.

         REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs the underlying mortgages include those backed by GNMA Certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         ASSET-BACKED SECURITIES. The Fund may invest in various types of adjustable rate securities in the form of asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities. The securitization techniques used in the context of asset-backed securities are similar to those used for mortgage-related securities. Thus, through the use of trusts and special purpose corporations, various types of receivables are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and has been less likely to experience substantial prepayment.

         The Fund's investments in asset-backed securities may include pass-through securities collateralized by Student Loan Marketing Association ("SLMA") guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMS. The underlying loans are originally made by private lenders and are guaranteed by the SLMA. It is the guaranteed loans that constitute the underlying financial assets in these asset-backed securities. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest.

         INFLATION-INDEXED BONDS. The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         DELAYED SETTLEMENT TRANSACTIONS. The Fund may trade securities on a "when-issued" or "to-be-announced" basis. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when- issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

     Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for the Fund, a segregated account of cash or U.S. Government obligations of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or U.S. Government obligations will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's committments to purchase when-issued obligations and securities on a to-be-announced basis. The Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the judgment of the Adviser under guidelines established by the Board of Trustees, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S.
Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Intermediate Term Government Income Fund." An account application is included in this Prospectus.

         Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of Class A shares applicable to investors whose accounts are opened after July 31, 1999 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                     Dealer
                                                     Reallowance
                                 Sales Load as % of:   as % of
                                  Public     Net       Public
                                  Offering   Amount    Offering
Amount of Investment              Price    Invested    Price
--------------------              ------   -------    -------
Less than $50,000                  4.75%      4.99%     4.00%
$ 50,000 but less than $100,000    4.50%      4.72%     3.75%
$100,000 but less than $250,000    3.50%      3.63%     2.75%
$250,000 but less than $500,000    2.95%      3.04%     2.25%
$500,000 but less than $1,000,000  2.25%      2.31%     1.75%
$1,000,000 or more                 None*      None*

         Investors whose accounts were opened prior to August 1, 1999 and after January 31, 1995 are subject to a different table of sales loads as follows:

                                                       Dealer
                                                      Reallowance
                                Sales Load as % of:   as % of
                                Public      Net        Public
                                Offering    Amount    Offering
Amount of Investment              Price    Invested    Price
--------------------            -------    ---------   ------
Less than $100,000                 2.00%      2.04%     1.80%
$100,000 but less than $250,000    1.50%      1.52%     1.35%
$250,000 but less than $500,000    1.00%      1.01%      .90%
$500,000 but less than $1,000,000   .75%       .76%      .65%
$1,000,000 or more                 None*      None*

         Investors whose accounts were opened prior to February 1, 1995 are subject to a different table of sales loads as follows:

                                                        Dealer
                                                        Reallowance
                                    Sales Load as % of: as % of
                                    Public    Net       Public
                                    Offering  Amount    Offering
Amount of Investment                Price     Invested  Price
--------------------                -----     --------  ------
Less than $500,000                 1.00%     1.01%      1.00%
$500,000 but less than $1,000,000   .75%      .76%       .75%
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1% of such purchases from the Adviser. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Shares" below.

         In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Fund.

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or
(4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers may also purchase shares of the Fund at net asset value if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Associations and affinity groups and their members may purchase shares of the Fund at net asset value provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Trust. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to 1% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans
         -----------------------------
         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         --------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

        InvestPlus Plan
        ----------------
         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         A contingent deferred sales load may apply to a redemption of certain shares of the Fund purchased at net asset value. See "How to Purchase Shares."

         BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of

Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

     The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders should be aware that writing a check (a redemption of shares) is a taxable event. Shares for which certificates have been issued may not be redeemed by check.

         THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for shares of the Fund was issued to you, you will not be permitted to redeem shares by check, to redeem or exchange shares by telephone or to use the automatic withdrawal plan as to those shares. In order to redeem such shares, the certificate must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load).

         Shares of the Fund subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

       A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust           Countrywide Strategic Trust
--------------------------           ---------------------------
Tax-Free Money Fund                  *Equity Fund
Ohio Tax-Free Money Fund             *Utility Fund
California Tax-Free Money Fund       *Aggressive Growth Fund
Florida Tax-Free Money Fund          *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund          Countrywide Investment Trust
                                     ----------------------------
                                     Short Term Government
                                        Income Fund
                                     Institutional Government
                                        Income Fund
                                     Money Market Fund
                                     *Intermediate Bond Fund
                                     *Intermediate Term
                                         Government Income Fund
                                     Adjustable Rate U.S.
                                         Government Securities Fund

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -           income distributions and capital gains
                                  distributions reinvested in additional
                                  shares.

         Income Option -          income distributions and short-term capital
                                  gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -            income  distributions and capital gains
                                  distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
         The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, six series of Countrywide Tax-Free Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         Margaret D. Weinblatt, Chief Investment Officer-Taxable Fixed Income of the Adviser, and Scott Weston, Assistant Vice President-Investments of the Adviser, are primarily responsible for managing the portfolio of the Fund. Ms. Weinblatt has been managing the Fund's portfolio since she became employed by the Adviser in July 1998. From 1996 until 1998, she was President of Copernicus Asset Management, Ltd. and from 1986 until 1995, she was Senior Portfolio Manager-Fixed Income Group of Neuberger & Berman. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since March 1996.
         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         Pursuant to the Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Fund. For the fiscal year ended September 30, 1998, the Fund paid $83,500 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

         Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges--front-end load, 12b-1 fees or contingent deferred load--terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
-----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                                ACCOUNT NO. 1-  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
INTERMEDIATE TERM                                                     Home Office Address:____________________________
GOVERNMENT INCOME FUND                                                Branch Address:_________________________________
                                                                      Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Investment Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide
Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Intermediate Term Government Income Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide:  (Toll-Free) 800-543-0407
Cincinnati:  513-629-2050

Countrywide
 Investments

312 Walnut Street
Cincinnati, Ohio 45202
www.countrywideinvestments.com

1999 Countrywide Investments, Inc. Trade/Service marks are the property of Countrywide Credit Industries, Inc. and/or its subsidiaries.

                                        Income







                                         Prospectus




         Adjustable Rate
         U.S. Government
         Securities Fund




                                          August 1, 1999


                                          [logo]COUNTRYWIDE
                                                INVESTMENTS

                                                              PROSPECTUS
                                                              August  1, 1999


                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                  800-543-0407

                 ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND

         The Adjustable Rate U.S. Government Securities Fund (the "Fund"), a separate series of Countrywide Investment Trust, seeks high current income, consistent with lower volatility of principal, by investing primarily in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages which have interest rates that reset at periodic intervals. The Fund will invest in mortgage-related securities only if they are issued or guaranteed by the United States Government, its agencies or instrumentalities.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any banking or depository institution. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and are subject to investment risk, including the possible loss of the principal amount invested.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1999 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

     For further information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Expense Information. . . . . . . . . . . . . . . . . . . . .
Financial Highlights. . . . . .. . . . . . . . . . . . . . .
Investment Objectives and Policies . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund. . . . . . . . . . . . . . . . . . . .
Distribution Plan. . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

EXPENSE INFORMATION
-------------------

Shareholder Transaction Expenses
Sales Load Imposed on Purchases . . . . . . . . . .     None
Sales Load Imposed on Reinvested Dividends. . . . .     None
Exchange Fee. . . . . . . . . . . . . . . . . . . .     None
Redemption Fee. . . . . . . . . . . . . . . . . . .     None*
Check Redemption Processing Fee (per check):
  First Six Checks per Month . . . . . . . . . .  .     None
  Additional Checks per Month. . . . . . . . . .  .     $0.25

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees After Waivers                             .00%(A)
12b-1 Fees                                                .05%(B)
Other Expenses After Reimbursements                       .70%(C)
                                                          ----
Total Fund Operating Expenses After Waivers               .75%(D)
and Reimbursements                                        ====


(A) Absent waivers of management  fees,  such fees would have been .50%.
(B) The Fund may incur 12b-1 fees in an amount up to .35% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent expense reimbursements by the Adviser, other expenses would have been .82%.
(D) Absent waivers of management fees and expense reimbursements by the Adviser, total Fund operating expenses would have been 1.37%.

         The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                1 Year        $ 8
                                3 Years        24
                                5 Years        42
                               10 Years        93

FINANCIAL HIGHLIGHTS
--------------------
         The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                                                                                    Period
                                                                                                                    Ended
                                                                      Years Ended September 30,                     September 30,
                                                        1998         1997        1996       1995        1994        1993(A)
                                                  ------------------------------------------------------------     ----------
Net asset value at beginning of period ..........   $   9.85       $  9.81    $  9.78     $  9.82    $   10.01     $  10.00
                                                    ----------     --------   ---------  --------    ---------     --------

Income from investment operations:
   Net investment income ........................       0.53           0.57      0.57        0.55         0.39         0.28
   Net realized and unrealized gains (losses)
     on investments .............................      (0.16)          0.04      0.03       (0.04)       (0.18)        0.01
                                                  ----------     ----------     --------  ----------   ----------     ------
Total from investment operations ................       0.37           0.61      0.60        0.51         0.21         0.29
                                                  ----------     ----------     --------   ----------  ----------     ------

Less distributions:
   Dividends from net investment income .........      (0.53)         (0.57)     (0.57)      (0.55)      (0.39)       (0.28)
   Distributions from net realized gains ........         --             --        --          --        (0.01)         --
                                                   ----------     ----------     --------   --------    --------     -------
Total distributions .............................      (0.53)         (0.57)     (0.57)      (0.55)     (0.40)        (0.28)
                                                  -----------     -----------    ---------  --------    -------      -------

Net asset value at end of period ................ $     9.69      $    9.85     $   9.81     $  9.78     $ 9.82       $10.01
                                                  ===========      ==========    ==========   ========    ======      =======

Total return(B) .................................       3.88%          6.34%        6.32%       5.33%       2.09%       4.56%(D)
                                                   ==========      ==========     ==========   ========   ========    ========

Net assets at end of period (000's) ............. $   10,616      $   23,202     $  11,732     $  20,752  $  37,572    $ 24,400
                                                  ==========      ==========     ==========    =========  ==========   ========

Ratio of net expenses to average ...............        0.75%          0.75%        0.75%        0.75%       0.68%       0.22%(D)
   net assets(C)

Ratio of net investment income to
   average net assets ...........................       5.47%          5.73%        5.91%        5.57%        3.91%      4.17%(D)

Portfolio turnover rate .........................        45%             58%          44%         115%          81%       170%(D)

(A) Represents the period from the initial public offering of shares (February 10, 1993) through September 30, 1993.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.37%, 1.47%, 1.46%, 1.21%, 0.78% and 1.18%(D) for the periods ended September 30, 1998, 1997, 1996, 1995,
    1994 and 1993, respectively.
(D) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Investment Trust (the "Trust"). The Fund seeks high current income, consistent with lower volatility of principal. The Fund seeks to achieve its investment objective by investing primarily in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages which have interest rates that reset at periodic intervals. The Fund will invest in mortgage-related securities only if they are issued or guaranteed by the United States Government, its agencies or instrumentalities.

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in ARMS which have interest rates that are reset at periodic intervals and which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. It is anticipated that by investing primarily in mortgage-related securities which have variable rates of interest, the Fund will achieve a less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage-related securities paying a fixed rate of interest. Mortgage-related securities eligible for purchase by the Fund are described below.

         In addition to mortgage-related securities, the Fund may invest in all types of U.S. Government obligations (described below). For defensive purposes, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits) collateralized by U.S. Government obligations.

         It is the current policy of the Fund to limit its investments and transactions to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to permit the Fund to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. Mortgage-related securities and other debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related U.S. Government obligations, such as obligations issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, may affect the value of, and the return on an investment in, such securities.

         MORTGAGE-RELATED U.S. GOVERNMENT OBLIGATIONS. Mortgage-related U.S. Government obligations include GNMA Certificates, FHLMC Certificates and FNMA Certificates.

         GNMA Certificates are U.S. Government obligations guaranteed by the Government National Mortgage Association (the GNMA) and are mortgage-backed securities representing part ownership of a pool of mortgage loans. The pool of mortgage loans underlying the GNMA Certificates is assembled by the issuer, usually a private mortgage lender. The loans in the pool, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. The Fund's investments in GNMA Certificates may include pass-through GNMA Certificates which entitle the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. In addition, the timely payment of interest and principal on pass-through GNMA Certificates is guaranteed by the GNMA, even in the event of the foreclosure of underlying mortgage loans. The GNMA guarantee is backed by the full faith and credit of the United States. However, shares of the Fund are not guaranteed or backed by either the GNMA or the United States Government.

         FHLMC Certificates are U.S. Government obligations guaranteed by the Federal Home Loan Mortgage Corporation (the FHLMC). FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. The FHLMC generally purchases such mortgage loans from those lenders insured by the
Federal Deposit Insurance Corporation, or Federal Housing Administration mortgages approved by the Department of Housing and Urban Development. The securities and guarantees of the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

         FNMA Certificates are U.S. Government obligations guaranteed by the Federal National Mortgage Association (the FNMA). The FNMA is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases residential mortgages from a list of approved sellers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through securities issued by the FNMA are not backed by the full faith and credit of the United States, although the Secretary of the Treasury of the United States has discretionary authority to lend the FNMA up to $2.25 billion outstanding at any time.

         Prepayments of and payments on foreclosures of mortgage loans underlying a mortgage-related security are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. The mortgage loans underlying a mortgage-related security may be prepaid at any time without penalty. If a prepayment of a mortgage loan underlying a particular mortgage-related security occurs, the return to the Fund may be lower if the Fund acquired the security at a premium over par or higher if the Fund acquired the security at a discount from par. In addition, prepayments of mortgage loans underlying a particular mortgage-related security held by the Fund will reduce the market value of the security to the extent the market value of the security at the time of prepayment exceeds its par value. In periods of declining mortgage interest rates, prepayments may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance outstanding mortgages at lower interest rates. In general, a decline in interest rates will cause the net asset value of the Fund to increase to the extent that prepayments do not occur, while a rise in interest rates will cause the net asset value of the Fund to decrease.

         Most of the pass-through mortgage securities in which the Fund invests will be ARMS. ARMS are collateralized by adjustable rather than fixed-rate mortgages. The ARMS in which the Fund invests are actively traded. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of fixed-rate mortgage securities and ARMS tend to experience lower rates of prepayment of principal than fixed-rate mortgage securities. However, ARMS are also less likely than fixed-rate mortgage securities of comparable quality and maturity to increase significantly in value during periods of declining interest rates.

         The adjustable interest rate feature of the mortgages underlying ARMS will generally act as a buffer to reduce sharp changes in the Fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underling ARMS are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed-rate debt securities. However, during the periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

         The underlying mortgages which collateralize the ARMS in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Fund may invest in CMOs and REMICs issued or guaranteed by U.S. Government agencies or instrumentalities. CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs.

         CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways.

         One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as ARMS by the Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

         REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs the underlying mortgages include those backed by GNMA Certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         The Fund currently intends to limit its investments in CMOs and REMICs to either floating rate tranches or fixed-rate tranches having an average life (giving effect to projected prepayments) of 5 years or less at the time of purchase.

         ASSET-BACKED SECURITIES. The Fund may invest in various types of adjustable rate securities in the form of asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities. The securitization techniques used in the context of asset-backed securities are similar to those used for mortgage-related securities. Thus, through the use of trusts and special purpose corporations, various types of receivables are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and has been less likely to experience substantial prepayment.

         The Fund's investments in asset-backed securities may include pass-through securities collateralized by Student Loan Marketing Association ("SLMA") guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMS. The underlying loans are originally made by private lenders and are guaranteed by the SLMA. It is the guaranteed loans that constitute the underlying financial assets in these asset-backed securities. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest.

         U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the GNMA, the FNMA, the FHLMC, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution
Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

         The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

OTHER INVESTMENT TECHNIQUES

         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         DELAYED SETTLEMENT TRANSACTIONS. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for the Fund, a segregated account of cash or U.S. Government obligations of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or U.S. Government obligations will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's commitments to purchase when- issued obligations and securities on a to-be-announced basis.

The Fund's purchase of securities on a when-issued or to-be- announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the judgment of the Adviser under guidelines established by the Board of Trustees, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S.
Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------

         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Adjustable Rate U.S. Government Securities Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the right to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         AUTOMATIC WITHDRAWAL PLAN

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

         TAX-DEFERRED RETIREMENT PLANS

         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         DIRECT DEPOSIT PLANS

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         AUTOMATIC INVESTMENT PLAN

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be

$50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         INVESTPLUS PLAN

         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.


HOW TO REDEEM SHARES
--------------------

         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more  than six check  redemptions  are  effected  in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

         The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders should be aware that writing a check (a redemption of shares) is a taxable event. Shares for which certificates have been issued may not be redeemed by check.

         THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for shares of the Fund was issued to you, you will not be permitted to redeem shares by check, to redeem or exchange shares by telephone or to use the automatic withdrawal plan as to those shares. In order to redeem such shares, the certificate must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------

         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust        Countrywide Strategic Trust
 Tax-Free Money Fund              *Equity Fund
 Ohio Tax-Free Money Fund         *Utility Fund
 California Tax-Free Money Fund   *Growth/Value Fund
 Florida Tax-Free Money Fund      *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund        Countrywide Investment Trust
                                   Short Term Government Income Fund
                                   Institutional Government Income Fund
                                   Money Market Fund
                                   Adjustable Rate U.S. Government
                                      Securities Fund
                                  *Intermediate Bond Fund
                                  *Intermediate Term Government Income
                                      Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -             income distributions and capital gains
                                    distributions reinvested in additional
                                    shares.

         Income Option -            income distributions and short-term capital
                                    gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -              income distributions and capital
                                    gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
         The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, six series of Countrywide Tax-Free Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         Margaret D. Weinblatt, Chief Investment Officer-Taxable Fixed Income of the Adviser, and Scott Weston, Assistant Vice President-Investments of the Adviser, are primarily responsible for managing the portfolio of the Fund.
Ms. Weinblatt has been
managing the Fund's portfolio since she became employed by the Adviser in July 1998. From 1996 until 1998, she was President of Copernicus Asset Management, Ltd. and from 1986 until 1995, she was Senior Portfolio Manager-Fixed Income Group of Neuberger & Berman. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since March 1996.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

         Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


CALCULATION OF SHARE PRICE
--------------------------
         On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                                ACCOUNT NO. 27 - ____________________________
                                                                                                 (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________

    ADJUSTABLE RATE U.S.
    GOVERNMENT SECURITIES FUND                                        Home Office Address:____________________________
                                                                      Branch Address:_________________________________
                                                                      Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Adjustable Rate U.S. Government Securities Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050



[logo]COUNTRYWIDE
      INVESTMENTS

312 Walnut Street
Cincinnati, Ohio 45202
www.countrywideinvestments.com

(C)1999 Countrywide Investments, Inc. Trade/Service marks are the property of Countrywide Credit Industries, Inc. and/or its subsidiaries.

                                                       Income










                                                         Prospectus





                     Intermediate
                        Bond Fund



                                                       August 1, 1999



                                                       [logo]COUNTRYWIDE
                                                             INVESTMENTS

                                                              PROSPECTUS
                                                              August 1, 1999



                          COUNTRYWIDE INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                  800-543-0407

                             INTERMEDIATE BOND FUND

         The Intermediate Bond Fund (the "Fund"), a separate series of Countrywide Investment Trust, seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments.

     THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     The Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a 12b-1 fee of up to .35% of average daily net assets) and Class C shares (sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.


         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1999 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information...........................................................
Financial Highlights..........................................................
Investment Objective and Policies.............................................
How to Purchase Shares........................................................
Shareholder Services..........................................................
How to Redeem Shares..........................................................
Exchange Privilege............................................................
Dividends and Distributions...................................................
Taxes.........................................................................
Operation of the Fund.........................................................
Distribution Plans . . . .....................................................
Calculation of Share Price and Public Offering Price..........................
Performance Information.......................................................

         For further information or assistance in opening an account, please contact your broker, or call us at 800-543-0407.

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

EXPENSE INFORMATION
-------------------
SHAREHOLDER TRANSACTION EXPENSES
                                                            Class A     Class C
                                                            Shares      Shares
         Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                4.75%      1.25%
         Maximum Contingent Deferred Sales Load             None*      1.00%
         (as a percentage of original purchase price)
         Sales Load Imposed on Reinvested Dividends         None       None
         Exchange Fee                                       None       None
         Redemption Fee                                     None**     None**
         Check Redemption Processing Fee (per check):
        First six checks per month                          None       None
        Additional checks per month                         $0.25      $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

                                                            Class A     Class C
                                                            Shares      Shares
Management Fees After Waivers(A)                            .47%        .47%
12b-1 Fees(B)                                               .10%        .75%
Other Expenses                                              .38%        .38%
                                                            ----        ----
Total Fund Operating Expenses After Waivers(C)              .95%        1.60%
                                                            ====        =====

(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended September 30, 1998.
(B) Class A shares may incur 12b-1 fees in an amount up to .35% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total Fund operating expenses would have been .98% and 1.63% for Class A shares and Class C shares, respectively.

         The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses of Class A shares are based on amounts incurred during the most recent fiscal year. The percentages expressing annual fund operating expenses of Class C shares are based on estimated amounts for the current fiscal year. The Adviser will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses of Class A shares to .95% of such shares' average net assets. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                             Class A          Class C
                                             Shares           Shares
                  1 Year                     $ 57             $ 39
                  3 Years                    $ 76             $ 62
                  5 Years                    $ 98             $ 98
                 10 Years                    $159             $200

FINANCIAL HIGHLIGHTS
--------------------

         The following audited financial information for Class A shares of the Fund for the fiscal periods ended August 31, 1997 and thereafter has been audited by Arthur Andersen LLP, independent auditors, and should be read in conjunction with the financial statements. The audited financial information for Class A shares for the fiscal period ended August 31, 1996 was audited by other independent accountants. The financial statements as of September 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800- 543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus. The following information pertains only to Class A shares of the Fund. Information is not available for Class C shares since their initial public offering did not commence until August 1, 1999.

                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                               Year           One Month          Year            Period
                                                               Ended             Ended           Ended           Ended
                                                               Sept. 30,      Sept. 30,          August 31,      August 31,
                                                                1998           1997(A)           1997            1996(B)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..................   $   10.09        $    10.00         $    9.75       $   10.00
                                                            ----------       ----------         ---------        ----------
Income from investment operations:
   Net investment income ................................        0.62              0.05              0.62            0.57 (C)
   Net realized and unrealized gains (losses)
      on investments ....................................        0.41              0.09              0.28           (0.25)(C)
                                                            ----------         ----------       ----------      ------------
Total from investment operations ........................        1.03              0.14              0.90            0.32
                                                            ----------          ----------      ----------      ------------
Less distributions:
   Dividends from net investment income .................       (0.62)            (0.05)            (0.62)          (0.57)
   Distributions from net realized gains ................          --               --              (0.03)             --
                                                            ----------           ----------      ----------      ----------
Total distributions .....................................       (0.62)            (0.05)            (0.65)          (0.57)
                                                            ----------           ----------     ----------       ----------

Net asset value at end of period ........................   $    10.50          $ 10.09         $   10.00       $    9.75
                                                            ===========          ==========      ==========     ==========
Total return(D) .........................................        10.54%            1.41%            9.48%            3.23%
                                                            ===========          ==========     ==========      ==========

Net assets at end of period (000's) .....................   $   23,718           $   15,671    $   15,114      $   13,357
                                                            ==========            ==========    ==========      ===========

Ratio of net expenses to average net assets(E) ...........        0.95%               0.95%(F)       0.85%           0.68% (F)

Ratio of net investment income to average net assets ....         6.08%               6.18%(F)       6.26%           6.31% (F)

Portfolio turnover rate .................................          63%                     0%            41%           12%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to
    August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.98%, 1.38%(F), 1.53% and 2.04%(F) for the periods ended September 30, 1998, September 30, 1997, August 31, 1997 and
    August 31, 1996, respectively.
(F) Annualized.

                                              - 5 -

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Investment Trust (the "Trust"). The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. Normally, at least 65% of the Fund's total assets will be invested in bonds (debt securities of the types listed below).

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Under normal circumstances, at least 60% of the Fund's total assets will be invested, measured at the time of any purchase, in the following categories of securities:

         o marketable corporate debt securities, such as bonds, rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by any of the nationally recognized rating services, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") or, if not rated by these rating services, determined by the Adviser as being of investment quality equivalent to securities rated A or better;

         o U.S. Government securities including (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and inflation-indexed bonds issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation, (2) obligations guaranteed as to principal and interest by the U.S.

                  Treasury such as Government National Mortgage Association certificates (described below) and Federal Housing Administration debentures, and (3) securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor guaranteed by, the U.S. Treasury;

         o mortgage-related securities rated A or better, or unrated securities that are determined to be of equivalent quality of (1) governmental issuers, including Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government, and securities issued and guaranteed as to the payment of interest and principal by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (but not backed by the U.S. Government); (2) private issuers, including mortgage pass-through certificates or mortgage-backed bonds; and (3) the governmental issuers mentioned above or private issuers, including collateralized mortgage obligations and real estate mortgage investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early prepayment of the underlying mortgages which will substantially reduce or eliminate interest payments (see the Statement of Additional Information for more about these securities);

         o other asset-backed securities rated A or better or unrated securities that are determined by the Adviser to be of equivalent quality (unrelated to mortgage loans) such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables (see the Statement of Additional Information for more about these securities); and

         o cash or money market instruments, including commercial bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers' acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity and demand or time deposits) and commercial paper (short-term notes with maturities of up to nine months issued by corporations or government bodies).

         The remaining 40% of the Fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable corporate debt securities, mortgage-related securities and other asset-backed securities. Securities rated within the fourth highest category (BBB or Baa) may have speculative characteristics and display a weakened ability to pay interest and repay principal under adverse economic conditions or changing circumstances. However, securities rated lower than BBB or Baa or unrated securities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 20% of the Fund's net assets and are subject to independent investment analysis by the Adviser before purchase. The Fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities, and the Fund may purchase or sell various currencies on either a spot or forward basis in connection with these investments.

         The maturity composition of the Fund's portfolio of fixed-income securities will be adjusted in response to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the Fund normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities and have a dollar-weighted effective average portfolio maturity of between 3 and 10 years.

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. Mortgage-related securities and other debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related securities and other asset-backed securities may affect the value of, and the return on an investment in, such securities.

OTHER INVESTMENT PRACTICES
--------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Fund may invest in CMOs and REMICs issued or guaranteed by U.S. Government agencies or instrumentalities or private issuers. CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs.

         CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways.

         REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs the underlying mortgages include those backed by GNMA Certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MUNICIPAL SECURITIES. The Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

WHEN-ISSUED SECURITIES. The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a "when-issued" basis, its custodian will set aside, in a segregated account, cash or liquid portfolio securities equal to the amount of the commitment. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. The Fund does not intend to purchase "when- issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

LOAN PARTICIPATIONS. The Fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

INFLATION-INDEXED BONDS. The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week), subject to the obligation of the seller to purchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 100% of the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily by the Adviser and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.

SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

BORROWING. The Fund may borrow money from banks or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions, and may pledge its assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. This is the speculative factor known as leverage. Such borrowings in no way affect the federal tax status of the Fund or its dividends.

         The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

         In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

LOWER-RATED SECURITIES. The Fund may invest up to 20% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds", are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities. See "Risk Factors of Lower Rated Fixed-Income Securities" below for a discussion of certain risks.

     Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Fund may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the Adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating agencies' descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in the Statement of Additional Information.

     Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating agencies. The Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

SHORT-TERM OBLIGATIONS. There may be times when, in the opinion of the Adviser, adverse market conditions exist, including any period during which it believes that the return on certain money market type instruments would be more favorable than that obtainable through the Fund's normal investment programs. Accordingly, for temporary defensive purposes, the Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.

ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

RECEIPTS. The Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its net assets.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days), including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees. The Adviser, under the supervision of the Board of Trustees, determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

RISK FACTORS OF LOWER RATED FIXED-INCOME SECURITIES

     Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

     Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

     Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. The speculative characteristics of lower rated fixed-income securities are set forth in the Statement of Additional Information.

     The Adviser believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on the Adviser's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

     Once the rating of a portfolio security or the quality determination ascribed by the Adviser to an unrated, fixed-income security has been downgraded, the Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the Fund retain such security if it would cause the Fund to have 20% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser to be of comparable quality.

     The Fund may also invest in unrated fixed-income securities. Unrated fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

     There is no minimum rating standard for the Fund's investments in the high yield market; therefore, the Fund may at times invest in fixed-income securities not currently paying interest or in default. The Fund will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize the Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of the Fund to make such investments.

     These limitations and the policies discussed in this Prospectus are considered and applied by the Adviser at the time of purchase of an investment; the sale of securities by the Fund is not required in the event of a subsequent change in circumstances.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000. However, the minimum initial investment in Class A shares for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Intermediate Bond Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Fund.

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         SALES LOAD ALTERNATIVES

         The Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Fund purchased prior to August 1, 1999 are Class A shares.

         The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares, the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure by way of compensation for their services, and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a higher front-end sales load and be subject to lower ongoing charges, as discussed below, or to have more of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

         As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

         Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4.75% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 5 years before the 1.25% initial sales load and the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 5 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

         In determining the most appropriate sales load alternative, investors might wish to consider the services provided by their financial advisers and the compensation provided to those advisers under each such alternative. Countrywide Investments works in conjunction with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to investors by way of ongoing education, asset allocation programs, personalized financial planning reviews, or other services vital to an investor's long-term success. Countrywide Investments believes that these value-added services can greatly benefit investors through market cycles and will work diligently with an investor's chosen financial adviser. Countrywide Investments has a financial adviser referral service available, at no cost to investors, which can help them choose a financial adviser in their local area if they currently do not have one.

         In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

CLASS A SHARES

         Class A shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of Class A shares applicable to investors whose accounts are opened after July 31, 1999 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                     Dealer
                                                     Reallowance
                                 Sales Load as % of:   as % of
                                  Public     Net       Public
                                  Offering   Amount    Offering
Amount of Investment              Price    Invested    Price
--------------------              ------   -------    -------
Less than $50,000                  4.75%      4.99%     4.00%
$ 50,000 but less than $100,000    4.50%      4.72%     3.75%
$100,000 but less than $250,000    3.50%      3.63%     2.75%
$250,000 but less than $500,000    2.95%      3.04%     2.25%
$500,000 but less than $1,000,000  2.25%      2.31%     1.75%
$1,000,000 or more                 None*      None*

         Investors whose accounts were opened prior to August 1, 1999 are subject to a different table of sales loads as follows:

                                                       Dealer
                                                     Reallowance
                                   Sales Load as % of:  as % of
                                   Public    Net       Public
                                   Offering  Amount    Offering
Amount of Investment               Price     Invested  Price
--------------------               ------    --------  ------
Less than $100,000                  2.00%      2.04%      1.80%
$100,000 but less than $250,000     1.50       1.52       1.35
$250,000 but less than $500,000     1.00       1.01        .90
$500,000 but less than $1,000,000    .75        .76        .65
$1,000,000 or more                  None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of $1,000,000 or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1% of the purchase amount from the Adviser. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to 1% of the lesser of
(1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

Class C Shares
--------------
         Class C shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. The public offering price of Class C shares is the next determined net asset value per share plus a 1.25% front-end sales load. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                  Year Since Purchase          Contingent Deferred
                  Payment was Made                 Sales Load
                     First Year                            1%
                     Thereafter                           None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads  imposed on  redemptions  are paid to the Adviser.  The
Adviser   intends  to  pay  a  commission  of  2%  of  the  purchase  amount  to participating brokers at the time the investor purchases Class C shares.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         PURCHASES AT NET ASSET VALUE. Class A and Class C shares of the Fund may be purchased at net asset value by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A and Class C shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A and Class C shares at net asset value.

         In addition, Class A and Class C shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers may also purchase Class A and Class C shares of the Fund at net asset value if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Associations and affinity groups and their members may purchase Class A and Class C shares of the Fund at net asset value provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Trust. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, may purchase Class A shares of the Fund at net asset value.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         AUTOMATIC WITHDRAWAL PLAN

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

        TAX-DEFERRED RETIREMENT PLANS

         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         DIRECT DEPOSIT PLANS

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         AUTOMATIC INVESTMENT PLAN

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         INVESTPLUS PLAN

         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

         REINVESTMENT PRIVILEGE

         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

        A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

         BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more  than six check  redemptions  are  effected  in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

         The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders should be aware that writing a check (a redemption of shares) is a taxable event.

     THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

       ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Class A shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load).

         Class C shares of the Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

 Countrywide Tax-Free Trust                  Countrywide Strategic Trust
 Tax-Free Money Fund                         *Equity Fund
 Ohio Tax-Free Money Fund                    *Utility Fund
 California Tax-Free Money Fund              *Aggressive Growth Fund
 Florida Tax-Free Money Fund                 *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund      Countrywide Investment Trust
                                 Short Term Government Income Fund
                                 Institutional Government Income Fund
                                 Money Market Fund
                                 Adjustable Rate U.S. Government
                                   Securities Fund
                                *Intermediate Bond Fund
                                *Intermediate Term Government Income
                                    Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option  -              income distributions and capital gains
                                      distributions reinvested in additional
                                      shares.

         Income Option -              income distributions and short-term
                                      capital gains distributions paid in cash;
                                      long-term capital gains distributions
                                      reinvested in additional shares.

         Cash Option  -               income distributions and capital gains
                                      distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Countrywide Tax-Free Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         Margaret D. Weinblatt, Chief Investment Officer-Taxable Fixed Income of the Adviser, and Scott Weston, Assistant Vice President-Investments of the Adviser, are primarily responsible for managing the portfolio of the Fund. Ms. Weinblatt has been managing the Fund's portfolio since she became employed by the Adviser in July 1998. From 1996 until 1998, she was President of Copernicus Asset Management, Ltd. and from 1986 until 1995, she was Senior Portfolio Manager-Fixed Income Group of Neuberger & Berman. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since September 1997.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

         Amivest Corporation, P.O. Box 370, New York, New York may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLANS
------------------
         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class A Plan") under which the Class A shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class A Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. For the fiscal year ended September 30, 1998, Class A shares of the Fund paid $14,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Class A Plan is .35% of the Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

     GENERAL. Pursuant to the Plans, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of Class A and Class C shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------

         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                          ACCOUNT NO. _____________________
Account Application                                                                      (For Fund Use Only)
Intermediate Bond Fund                                                    FOR BROKER/DEALER USE ONLY
[ ] A Shares (93)                                                         Firm Name:_____________________________
[ ] C Shares (95)                                                         Home Office Address: ___________________
                                                                          Branch Address: ________________________
                                                                          Rep Name & No.: ________________________
Please mail account application to:                                       Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________
Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc, Countrywide Investment Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund
Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE INVESTMENT TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Intermediate Term Bond Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050


[logo]COUNTRYWIDE
      INVESTMENTS

312 Walnut Street
Cincinnati, Ohio 45202
www.countrywideinvestments.com

(C)1999 Countrywide Investments, Inc. Trade/Service marks are the property of Countrywide Credit Industries, Inc. and/or its subsidiaries.

                          COUNTRYWIDE INVESTMENT TRUST


                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1999

                        Short Term Government Income Fund
                    Intermediate Term Government Income Fund
                      Institutional Government Income Fund
                 Adjustable Rate U.S. Government Securities Fund
                                Money Market Fund
                             Intermediate Bond Fund

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Investment Trust dated November 30, 1998 (for the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund) or August 1, 1999 (for the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund). A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                                                   PAGE

THE TRUST.............................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.........................4

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS......................... 17

INVESTMENT LIMITATIONS.............................................  23

TRUSTEES AND OFFICERS................................................32

THE INVESTMENT ADVISER AND UNDERWRITER...............................35

DISTRIBUTION PLANS...................................................37

SECURITIES TRANSACTIONS..............................................40

PORTFOLIO TURNOVER...................................................42

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.................43

OTHER PURCHASE INFORMATION...........................................45

TAXES................................................................46

REDEMPTION IN KIND...................................................47

HISTORICAL PERFORMANCE INFORMATION...................................48

PRINCIPAL SECURITY HOLDERS...........................................52

CUSTODIAN............................................................53

AUDITORS.............................................................54

TRANSFER AGENT.......................................................54

ANNUAL REPORT........................................................55

THE TRUST
---------
         Countrywide Investment Trust (the "Trust"), formerly Midwest Trust, was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers six series of shares to investors: the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

         Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Money Market Fund and the Intermediate Bond Fund, on August 29, 1997, each succeeded to the assets and liabilities of another mutual fund of the same name (referred to individually as a "Predecessor Fund," and collectively as the "Predecessor Funds"), each of which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Money Market Fund and the Intermediate Bond Fund and its Predecessor Fund are substantially identical and the financial data and information for periods ended prior to September 1, 1997 relates to the Predecessor Funds.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of the Intermediate Bond Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE- ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         As a matter of current policy that may be changed without shareholder approval, neither the Intermediate Term Government Income Fund nor the Adjustable Rate U.S. Government Securities Fund will purchase STRIPS with a maturity date that is more than 10 years from the settlement of the purchase.

         GNMA CERTIFICATES. The term "GNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the United States.

         1. The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

         2. Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

                  (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

                  (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

                  (c) Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

                  (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

         3. MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

         FHLMC CERTIFICATES. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

         Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/ servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and any remaining excess of mortgage rate over coupon rate is kept by the Federal Home Loan Mortgage Corporation. The coupon rate of a FHLMC Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         FNMA   CERTIFICATES.   The   term   "FNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association.

         The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         COLLATERALIZED MORTGAGE OBLIGATIONS. The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully- collateralized bonds which are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

         In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Adviser will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue. The Adviser will consider privately issued CMOs as possible investments only when the underlying mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities.

         Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer- maturity classes receive no principal paydowns.

         As a matter of current policy that may be changed without shareholder approval, the Intermediate Term Government Income Fund and the Adjustable Rate U.S. Government Securities Fund will invest in a CMO tranche either for (1) interest rate hedging purposes subject to the adoption of monitoring and reporting procedures or (2) other purposes where the average tranche life would not change more than 6 years based upon a hypothetical change in time of purchase and on any subsequent test dates (at least annually) thereafter. Testing models employed must assume market interest rates and prepayment speeds at the time the standard is applied. Adjustable rate CMO tranches are exempted from the average life requirements if (i) the rate is reset at least annually,
(ii) the maximum rate is at least 3% higher than the rate at the time of purchase, and (iii) the rate varies directly with the index on which it is based and is not reset as a multiple of the change in such index.

     INFLATION-INDEXED BONDS. The Intermediate Term Government Income Fund and the Intermediate Term Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

         Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

         If  the  periodic   adjustment  rate  measuring  inflation  falls,  the
principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. The Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. The Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund may each lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations"). The Money Market Fund and the Intermediate Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

         COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from one to two hundred seventy days) unsecured promissory notes issued by U.S. corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

         VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

     The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. In order to minimize credit risks, the Adviser will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Board of Trustees. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Adviser may determine, under the direction of the Board of Trustees, that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

     Each Fund will not invest more than 10% of its net assets (or 15% of net assets with respect to the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund) in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if the Board of Trustees determines that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

     While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

         RESTRICTED SECURITIES. The Money Market Fund and the Intermediate Bond Fund may invest in restricted securities. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------
CORPORATE BONDS.

MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

         A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

   Baa - "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

    Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

   Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

    Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

    C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

         AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

         A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

     BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

     BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

    B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

     CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

     CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

     C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

     CI - "The rating CI is reserved for income bonds on which no interest is being paid."

     D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

DUFF AND PHELPS INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND
RATINGS:

     AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

     AA - "High credit quality.  Protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions."

     A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

     BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

     BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

     B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

     CCC - "Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments."

     DD - "Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments."

FITCH INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

    BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

    B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

   CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

   DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

THOMSON BANKWATCH PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND
RATINGS:

     AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

     AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

     A - "Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

     B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

     CCC - "Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances."

     CC - "CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization."

     D - "Default."

CORPORATE NOTES.

MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER.

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Prime-1 "Superior capacity for repayment of short-term promissory obligations."

Prime-2 "Strong capacity for repayment of short-term promissory obligations."

Prime-3 "Acceptable ability for repayment of short-term promissory obligations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF STANDARD & POOR'S RATINGS GROUP:

 A-1 "This designation indicates that the degree of safety regarding timely payment is very strong."

 A-2 "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

 A-3 "Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF DUFF & PHELPS, INC.:

DUFF-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor."

DUFF-2 - "Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF THOMSON BANKWATCH:

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

TBW-2 - "The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1."

TBW-3 - "The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate."

TBW-4 - "The lowest rating category; this rating is regarded as non-investment grade and therefore speculative."

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         THE LIMITATIONS APPLICABLE TO THE SHORT TERM GOVERNMENT INCOME FUND AND THE INTERMEDIATE TERM GOVERNMENT INCOME FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of the Fund's total assets or (b) pursuant to Paragraph (15) of this section. Each Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in such securities.

         4. Real Estate. Each Fund will not purchase, hold or deal in real estate, including real estate limited partnership interests.

         5.  Commodities.   Each  Fund  will  not  purchase,  hold  or  deal  in
commodities or commodities futures contracts.

         6. Loans. Each Fund will not make loans to individuals, to any officer or Trustee of the Trust or to its Adviser or to any officer or director of the Adviser (each Fund, however, may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or an agency or instrumentality thereof; provided that each Fund will not enter into such repurchase agreements if, as a result thereof, more than 10% of the value of the Fund's total assets at that time would be subject to repurchase agreements maturing in more than seven days). The making of a loan by either Fund does not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issuance of the securities.

         7. Securities of One Issuer. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 25% of the value of the Fund's total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         8. Securities of One Class. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by a Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences).

         9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control or management.

         10. Other Investment Companies. Each Fund will not purchase securities issued by any other investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary brokers' commission or (b) where such purchase, not made in the open market, is part of a plan of merger or consolidation or acquisition of assets; provided that each Fund shall not purchase the securities of any investment companies or investment trusts if such purchase at the time thereof would cause more than 10% of the value of the Fund's total assets to be invested in the securities of such issuers, and provided further, that each Fund shall not purchase securities issued by any other open-end investment company.

         11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin," except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         12. Common Stocks. Each Fund will not invest in common stocks.

         13. Options. Each Fund will not engage in the purchase or sale of put or call options.

         14. Short Sales. Each Fund will not sell any securities short.

         15. When-Issued Purchases. The Funds will not make any commitment to purchase securities on a when-issued basis except that the Intermediate Term Government Income Fund may make such commitments if no more than 20% of the Fund's net assets would be so committed.

         16. Concentration. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         17. Mineral Leases. The Funds will not purchase oil, gas or other mineral leases or exploration or development programs.

         THE LIMITATIONS APPLICABLE TO THE INSTITUTIONAL GOVERNMENT INCOME FUND
ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

         12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         THE LIMITATIONS APPLICABLE TO THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets or (b) pursuant to Paragraph (15) of this section. The Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

         2. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

         5. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

         7. Securities of One Issuer. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         8. Securities of One Class. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

         9. Investing for Control. The Fund will not invest in companies for the purpose of exercising control or management.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin," except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

         12. Common Stocks. The Fund will not invest in common stocks.

         13. Options. The Fund will not engage in the purchase or sale of put or call options.

         14. Short Sales. The Fund will not sell any securities short.

         15. When-Issued Purchases. The Fund will not make any commitment to purchase securities on a when-issued or to-be- announced basis if more than 25% of the Fund's net assets would be so committed.

         16. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         17. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         18. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         19. Unseasoned Issuers. The Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years if more than 5% of the value of the Fund's total assets would be so committed.

         THE   LIMITATIONS   APPLICABLE   TO  THE  MONEY  MARKET  FUND  AND  THE
INTERMEDIATE BOND FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Real Estate. Each Fund will not purchase, hold or deal in real estate.

         4. Concentration. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         5. Commodities. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

         6. Loans. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

         7. Options. Each Fund will not engage in the purchase or sale of put or call options.

         8. Senior Securities. Each Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Funds may engage in may be deemed to be an issuance of a senior security.

         The Money Market Fund has adopted the following additional investment limitation, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         THE FOLLOWING INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND AND THE INTERMEDIATE BOND FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         1. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Intermediate Bond Fund's net assets or 10% of the value of the Money Market Fund's net assets would be invested in such securities.

         2. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         3. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

         4. Short Sales. Each Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

         With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Institutional Government Income Fund does not intend to invest in obligations issued by territories and possessions of the United States, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto. The Short Term Government Income Fund and the Intermediate Term Government Income Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Although not a fundamental policy, portfolio investments and transactions of the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund and the Adjustable Rate U.S. Government Securities Fund will be limited to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to allow the Funds to make portfolio investments and engage in transactions not permissible for

Federal credit unions, the Trust will so notify all Federal credit union shareholders.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust and their aggregate compensation from the Countrywide complex of mutual funds (consisting of the Trust, Countrywide Tax-Free Trust and Countrywide Strategic Trust) for the fiscal year ended September 30, 1998. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

                                                                 AGGREGATE
                                                                COMPENSATION
                                              COMPENSATION            FROM
                                POSITION          FROM          COUNTRYWIDE
NAME                     AGE       HELD           TRUST             COMPLEX
----                     ---     --------     ------------       -----------
Donald L. Bodgon, MD     68      Trustee            $ 4,000           $ 12,000
+H. Jerome Lerner        60      Trustee              4,000             12,000
*Robert H. Leshner       59      President/Trustee        0                  0
 Howard J. Levine        62      Trustee              1,000              3,000
*Angelo R. Mozilo        59      Chairman/Trustee         0                  0
 Fred A. Rappoport       51      Trustee              3,000              9,000
+Oscar P. Robertson      60      Trustee              4,000             12,000
 John F. Seymour, Jr.    60      Trustee              4,000             12,000
+Sebastiano Sterpa       69      Trustee              4,000             12,000
 Maryellen Peretzky      46      Vice President           0                  0
 William E. Hortz        40      Vice President           0                  0
 Tina D. Hosking         30      Secretary                0                  0
 Theresa M. Samocki      29      Treasurer                0                  0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

  +     Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     DONALD L. BOGDON, M.D., 1551 Hillcrest, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors). He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is
President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust), Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.), Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer). He is also President and a Trustee of Countrywide Strategic Trust and Countrywide Tax-Free Trust, registered investment companies.

         HOWARD J. LEVINE, 26901 Agoura Road, Calabasas Hills,
California is President of ARCS Commercial Mortgage Co., L.P.

         ANGELO R. MOZILO, 4500 Park Granada Boulevard, Calabasas,
California Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc. (a holding company). He is Chairman and a director of
Countrywide Home Loans, Inc. (a residential mortgage lender), Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Lending Corporation and Countrywide Capital Markets, Inc. (parent company). He is also a director of CCM Municipal Services, Inc. (a tax lien purchaser), CTC Real Estate Services Corporation (a foreclosure trustee), LandSafe, Inc. (parent company) and various LandSafe, Inc. subsidiaries which provide property appraisals, credit reporting services, home inspection services, flood zone determination services, title insurance and/or closing services for residential mortgages.

     FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is Chairman of The Fred Rappoport Company, a broadcasting and entertainment company.

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells,
California is Chief Executive Officer of the Southern California Housing Development Corporation (a non-profit affordable housing company). He is a director and a consultant for Orange Coast Title Insurance Co. and is also a director of Irvine Apartment Communities (a REIT) and Inco Homes (a home builder). Until
                                                     - 33 -

January 1, 1995, he was the Executive Director of the California Housing Finance Agency. He is a former U.S. Senator, State Senator, California State Legislator and Mayor of Anaheim, California.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         MARYELLEN PERETZKY, 312 Walnut Street, Cincinnati, Ohio is
Senior Vice  President,  Chief  Operating  Officer and Secretary of  Countrywide
Investments, Inc. and Senior Vice President and Secretary of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Vice President of Countrywide Strategic Trust and Countrywide Tax-Free Trust.

         WILLIAM E. HORTZ, 312 Walnut Street, Cincinnati, Ohio is
Executive Vice President and Director of Sales of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Vice President of Countrywide Investment Trust and Countrywide Tax-Free Trust. From 1996 until 1998, he was President of Peregrine Asset Management (an investment adviser). From 1991 until 1996, he was Regional Director of Neuberger & Berman Management (an investment adviser).

         TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio is Assistant Vice President of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of Countrywide Strategic Trust and Countrywide Tax-Free Trust.

         THERESA M. SAMOCKI, 312 Walnut Street, Cincinnati, Ohio is Assistant Vice President - Fund Accounting Manager of Countrywide Fund
Services, Inc. and CW Fund Distributors, Inc. She is also Treasurer of Countrywide Strategic Trust and Countrywide Tax-Free Trust.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Strategic Trust and Countrywide Tax-Free Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
         Countrywide Investments, Inc. (the "Adviser") is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner are deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser is responsible for the management of the Funds' investments. The Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $50,000,000, .45% of such assets from $50,000,000 to $150,000,000, .4% of such assets from $150,000,000 to $250,000,000 and .375%
of such assets in excess of $250,000,000. The Institutional Government Income Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .2% of its average daily net assets. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended September 30, 1998, 1997 and 1996, the Short Term Government Income Fund accrued advisory fees of $459,485, $476,697 and $419,926, respectively; however, the Adviser voluntarily waived $21,569 of such fees for the fiscal year ended September 30, 1998 in order to reduce the operating expenses of the Fund. For the fiscal years ended September 30, 1998, 1997 and 1996, the Intermediate Term Government Income Fund paid advisory fees of $251,601, $274,084 and $289,680, respectively. For the fiscal years ended September 30, 1998, 1997 and 1996, the Institutional Government Income Fund accrued advisory fees of $100,484, $100,101 and $70,752, respectively; however, the Adviser voluntarily waived $23,440, $22,972 and $32,783 of such fees for the fiscal years ended September 30, 1998, 1997 and 1996, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended

September 30, 1998, 1997 and 1996, the Adjustable Rate U.S. Government Securities Fund accrued advisory fees of $72,130, $79,473 and $79,927, respectively; however, the Adviser voluntarily waived all of its fees for each fiscal year and reimbursed the Fund for $16,687 of expenses during the fiscal year ended September 30, 1998 in order to reduce the operating expenses of the Fund. For the fiscal year ended September 30, 1998, the Money Market Fund paid advisory fees of $312,309. For the fiscal year ended September 30, 1998, the Intermediate Bond Fund accrued advisory fees of $112,811, however, the Adviser voluntarily waived $7,205 of such fees in order to reduce the operating expenses of the Fund. Prior to August 29, 1997, the investment adviser of the Predecessor Money Market Fund and the Predecessor Intermediate Bond Fund was Trans Financial Bank, N.A. (the "Predecessor Adviser"). For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Money Market Fund accrued advisory fees of $188,896 and $99,711, respectively; however, the Predecessor Adviser voluntarily waived $130,362 of such fees during the fiscal year ended August 31, 1997 and voluntarily waived its entire advisory fee and reimbursed the Predecessor Fund for $68,443 of expenses during the fiscal period ended August 31, 1996. For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Intermediate Bond Fund accrued advisory fees of $60,906 and $38,478, respectively; however, the Predecessor Adviser waived its entire advisory fee and reimbursed the Predecessor Fund for $43,624 of expenses during the fiscal year ended August 31, 1997 and waived its entire advisory fee and reimbursed the Predecessor Fund for $91,826 of expenses during the fiscal period ended August 31, 1996.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Intermediate Term Government Income Fund and the Intermediate Bond Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended September 30, 1998, the aggregate commissions on sales of the Trust's shares were $41,770, of which the Adviser paid $33,432 to unaffiliated broker-dealers in the selling network, earned $5,321 as a broker-dealer in the selling network and retained $3,017 in underwriting commissions. For the fiscal year ended September 30, 1997, the aggregate commissions on sales of the Trust's shares were $46,520, of which the Adviser paid $39,361 to unaffiliated broker-dealers in the selling network, earned $3,918 as a broker-dealer in the selling network and retained $3,241 in underwriting commissions. For the fiscal year ended September 30, 1996, the aggregate commissions on sales of the Trust's shares were $72,287, of which the Adviser paid $63,235 to unaffiliated broker-dealers in the selling network, earned $3,313 as a broker-dealer in the selling network and retained $5,739 in underwriting commissions.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLANS
-----------------

  CLASS A SHARES. As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and Class A shares of the Intermediate Bond Fund and .10% of the average daily net assets of the Institutional Government Income Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended September 30, 1998, the aggregate distribution-related expenditures of the Short Term Government Income Fund ("STF"), the Intermediate Term Government Income Fund ("ITF"), the Institutional Government Income Fund ("IGF"), the Adjustable Rate U.S. Government Securities Fund ("ARM"), the Money Market Fund ("MMF") and the Intermediate Bond Fund ("IBF") under the Class A Plan were $75,167, $87,582, $3,319, $7,037, $71,450 and $22,402, respectively. Amounts were spent as follows:

                               STF            ITF         IGF          ARM           MMF           IBF
Printing and mailing
  of prospectuses and
  reports to prospective
  shareholders......         $4,167         $4,082      $3,319       $7,037         $6,921        $8,402
Payments to broker-
  dealers and others
  for the sale or
  retention of assets        71,000         83,500          --           --         64,529        14,000
Advertising and
  promotion..........            --             --          --           --             --            --

                            $75,167        $87,582      $3,319       $7,037        $71,450       $22,402
                            =======        =======      ======       ======        =======       =======

         CLASS C SHARES (Intermediate Bond Fund) -- The Intermediate Bond Fund has also adopted a plan of distribution (the "Class C Plan") with respect to the Fund's Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of its Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by its clients, in addition to the .25% account maintenance fee described above.

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Intermediate Bond Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------
         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Funds during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if it is determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The
                                                     - 40 -
determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds or the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         During the fiscal year ended September 30, 1998, the Money Market Fund and the Intermediate Bond Fund acquired securities of the Trust's regular broker-dealers as follows: Money Market Fund - Merrill Lynch & Company, Inc., corporate notes $784,000 par value, the market value of which was $787,895 as of September 30, 1998; Bank One Corp. corporate notes, $900,000 par value, the market value of which was $900,000 as of September 30, 1998; Intermediate Bond Fund - Merrill Lynch & Company, Inc. medium-term notes, $850,000 par value, the market value of which was $883,964 as of September 30, 1998; and Lehman Brothers Holdings, Inc. medium term notes, $407,000 par value, the market value of which was $389,854 as of September 30, 1998.

         During the fiscal year ended September 30, 1998, the Funds entered into repurchase transactions with the following entities who may be deemed to be regular broker-dealers of the Trust as defined under the Investment Company Act of 1940: BT Alex. Brown Incorporated, Banc One Capital Markets, Bankers Trust Company, Dean Witter Reynolds Inc., Merrill Lynch, Pierce, Fenner & Smith

Incorporated, Morgan Stanley, Dean Witter & Co., Nesbitt-Burns Securities Inc., Prudential-Bache Securities Inc. and Zions First National Bank Capital Markets.

Code of Ethics. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
-------------------
         The Adviser intends to hold the portfolio securities of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) and the share price of the shares of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund is determined as of 12:30 p.m. and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) of the shares of the Adjustable Rate U.S. Government Securities Fund and the share price and the public offering price (net asset value plus applicable sales load) of the shares of the Intermediate Term Government Income Fund and the Intermediate Bond Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Short Term Government Income Fund, the Institutional Government Income Fund or the Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund.

         Pursuant to Rule 2a-7, the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Short Term Government Income Fund, the Institutional Government Income Fund or the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities held by the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund or the Intermediate Bond Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------

         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 1998, the Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund and the Intermediate Bond Fund had capital loss carryforwards for federal income tax purposes of $2,744,462, $21,742, $1,252,395, $3,760 and $21,290, respectively. In addition, the Adjustable Rate U.S. Government Securities Fund and the Money Market Fund elected to defer until the September 30, 1999 tax year $57,161 and $2,025, respectively, of capital losses incurred after October 31, 1997. These capital loss carryforwards and "post-October" losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
-----------------------------------
         Yield quotations on investments in the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows:
Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Short Term Government Income Fund's current and effective yields for the seven days ended September 30, 1998 were 4.49% and 4.59%, respectively. The Institutional Government Income Fund's current and effective yields for the seven days ended September 30, 1998 were 5.11% and 5.24%, respectively. The Money Market Fund's current and effective yields for the seven days ended September 30, 1998 were 4.90% and 5.02%, respectively.

         From time to time, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:
P =          a hypothetical initial payment of $1,000
T =          average annual total return
n =          number of years
ERV=         ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund for the periods ended September 30, 1998 are as follows:

Intermediate Term Government Income Fund
1 Year                                                                 8.33%
5 Years                                                                4.86%
10 Years                                                               7.45%

Adjustable Rate U.S. Government Securities Fund
1 Year                                                                 1.80%
5 Years                                                                4.36%
Since Inception (February 10, 1993)                                    4.38%

Intermediate Bond Fund (Class A)
1 Year                                                                 8.33%
Since Inception (October 3, 1995)                                      7.50%

         The Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales load for the Intermediate Term Government Income Fund and the Intermediate Bond Fund which, if included, would reduce total return. The total returns of the Intermediate Term Government Income Fund ("ITF"), the Adjustable Rate U.S. Government Securities Fund ("ARM") and the Intermediate Bond Fund-Class A ("IBF") as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                           ITF             ARM             IBF
Period Ended
September 30, 1989         7.79%
September 30, 1990         5.31%
September 30, 1991        14.19%
September 30, 1992        13.27%
September 30, 1993        10.15%            2.90%(1)
September 30, 1994        -6.76%            2.09%
September 30, 1995        12.52%            5.33%
September 30, 1996         3.55%            6.32%          4.16%(2)
September 30, 1997         7.74%            6.34%         10.04%
September 30, 1998        10.54%            3.88%         10.54%

(1) From date of initial public offering on February 10, 1993 (2) From date of initial public offering on October 3, 1995

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund (excluding sales loads) for the periods ended September 30, 1998 are as follows:

Intermediate Term Government Income Fund
1 Year                                                                  10.54%
3 Years                                                                  7.24%
5 Years                                                                  5.29%
10 Years                                                                 7.66%
Since Inception (February 6, 1981)                                       8.85%

Adjustable Rate U.S. Government Securities Fund
1 Year                                                                   3.88%
3 Years                                                                  5.50%
5 Years                                                                  4.78%
Since Inception (February 10, 1993)                                      4.76%

Intermediate Bond Fund (Class A)
1 Year                                                                   10.54%
Since Inception (October 3, 1995)                                         8.23%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Intermediate Term Government Income Fund for September 1998 was 4.40%. The yield of the Adjustable Rate U.S. Government Securities Fund for September 1998 was 5.28%. The yield of the Intermediate Bond Fund for September 1998 was 5.28%.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Intermediate Bond Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         IBC Financial Data Inc.'s Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Short Term Government Income Fund may compare performance rankings with money market funds appearing in the Taxable U.S. Treasury & Repo Funds category. The Institutional Government Income Fund may compare performance rankings with money market funds appearing in the Taxable Institutional Government Funds category. The Money Market Fund may compare performance rankings with money market funds appearing in the First Tier Taxable category.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Short Term Government Income Fund may provide comparative performance information appearing in the U.S. Government Money Market Funds category, the Intermediate Term Government Income Fund may provide comparative performance information appearing in the Intermediate U.S. Government Funds category, the Institutional Government Income Fund may provide comparative performance information appearing in the Institutional U.S. Government Money Market Funds category, the Adjustable Rate U.S. Government Securities Fund may provide comparative performance information appearing in the Adjustable Rate Mortgage Funds category, the Money Market Fund may provide comparative performance information appearing in the Money Market Funds category and the Intermediate Bond Fund may provide comparative performance information appearing in the Intermediate Investment Grade Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------
         As of July 9, 1999, Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York owned of record 65.6% of the outstanding shares of the Intermediate Bond Fund and 12.7% of the outstanding shares of the Intermediate Term Government Income Fund. Amivest Corporation may be deemed to control the Intermediate Bond Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of such date. As of July 9, 1999, FIRSTCINCO, 425 Walnut Street, Cincinnati, Ohio owned of record 35.25% of the outstanding shares of the Money Market Fund and 11.1% of the outstanding shares of the Intermediate Bond Fund. FIRSTCINCO may be deemed to control the Money Market Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of such date. As of July

9, 1999, Scudder Trust Company FBO Countrywide Credit Industries Tax Deferred Savings & Supplemental Investment Plan, 5375 Mira Sorrento, San Diego, California owned of record 25.5% of the outstanding shares of the Institutional Government Income Fund. Scudder Trust Company FBO Countrywide Credit Industries Tax Deferred Savings & Supplemental Investment Plan may be deemed to control the Institutional Government Income Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of such date. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

     On July 9, 1999, Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California owned of record 6.9% of the outstanding shares of the Intermediate Term Government Income Fund; Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio owned of record 7.5% of the outstanding shares of the Institutional Government Income Fund; Warren W. and Betty M. Rosenthal Trust, Betty M. Rosenthal Trustee, P.O. Box 54826, Lexington, Kentucky owned of record 10.2% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; Queen City Urology Associates Inc. Profit Sharing Plan, FBO Asher O. Hoodin, 400 E. Martin Luther King Drive, Cincinnati, Ohio owned of record 7.3% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; McCracken County Board of Education, 260 Bleich Road, Paducah, Kentucky owned of record 10.2% of the outstanding shares of the Adjustable Rate U.S. Government Securities Fund; and National Investor Services Corp. FBO The Exclusive Benefit of its Customers, 55 Water Street, New York, New York owned of record 5.6% of the outstanding shares of the Money Market Fund.

         As of July 9, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Short Term Government Income Fund, the Institutional Government Income Fund and the Money Market Fund and $21 per account from each of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Intermediate Bond Fund, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund and the Money Market Fund each pay CFS a fee in accordance with the following schedule:

             Asset Size of Fund                 Monthly Fee
         $          0 - $ 50,000,000              $2,000
         $ 50,000,000 - $100,000,000              $2,500
         $100,000,000 - $200,000,000              $3,000
         $200,000,000 - $300,000,000              $3,500
                   Over $300,000,000              $4,500*

The Intermediate Bond Fund pays CFS a fee in accordance with the following schedule:

             Asset Size of Fund                 Monthly Fee
         $          0 - $ 50,000,000               $3,000
         $ 50,000,000 - $100,000,000               $3,500
         $100,000,000 - $200,000,000               $4,000
         $200,000,000 - $300,000,000               $4,500
                   Over $300,000,000               $5,500*

The Adjustable Rate U.S. Government Securities Fund pays CFS a fee in accordance with the following schedule:

             Asset Size of Fund                       Monthly Fee
         $          0 - $ 50,000,000                    $2,500
         $ 50,000,000 - $100,000,000                    $3,000
         $100,000,000 - $200,000,000                    $3,500
         $200,000,000 - $300,000,000                    $4,000
                   Over $300,000,000                    $5,000*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million.

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT
-------------
         The Funds' financial statements as of September 30, 1998 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                  ANNUAL REPORT


                              Short Term Government
                                   Income Fund


                                                         o


                            Institutional Government
                                   Income Fund


                                                         o


                                Money Market Fund


                                                         o


                             Intermediate Bond Fund


                                                         o


                          Intermediate Term Government
                                   Income Fund


                                                         o


                                 Adjustable Rate
                         U.S. Government Securities Fund

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS

================================================================================
Fiscal 1998 was a good year for the bond markets as the long-term trend toward lower interest rates continued. The rally unfolded in two phases: a surge early in the fiscal year driven primarily by domestic fundamentals, followed by a dramatic "flight to quality" in the latter part of the fiscal year induced by fear of a global financial crisis. For the fiscal year ended September 30, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 10.54%, as compared to 10.43% for the Lehman Brothers Intermediate Government/Corporate Bond Index (the Index).

During the early part of the fiscal year, the strong domestic economy combined with disinflation to produce an exceptional environment for the capital markets (dubbed the "new era" by many economists). This, combined with projections for the first balanced budget since 1969, allowed the benchmark 30-year Treasury bond to push decisively through the 6.0% barrier for the first time since the Treasury began regularly issuing the bonds in 1977. The Fund's duration at the beginning of the fiscal year was substantially longer than that of the Index, allowing the Fund to generate superior returns.

Early in 1998, the Fund's duration was reduced and an emphasis was placed on liquidity as the global financial crisis began to unfold. The "Asian flu" which surfaced in the fall of 1997 spread first to Russia where the ruble was devalued, then to Latin America where many economies teetered on the verge of recession. With the U.S. economy continuing to exhibit unparalleled performance (positive growth in Gross Domestic Product, declining inflation and a $70 billion budget surplus), investors from around the world flocked to the U.S. Treasury market as a safe haven.

This intense demand for U.S. Treasury securities left all other sectors of the fixed-income market to dramatically underperform. For the second half of the fiscal year, the Fund generated a total return slightly below that of the Index which is comprised mostly of Treasury securities. The Fund did, however, substantially outperform its peer group, the Lipper Intermediate Investment Grade Debt average, which was more heavily weighted in corporate bonds.

As we move into fiscal 1999, the dislocations caused by the dramatic flight to quality remain in place, creating exciting opportunities in many sectors of the fixed-income market. We will look to capitalize on this unique opportunity by pursuing securities in sectors with the highest relative valuations available in over a decade. We remain constructive on U.S. economic fundamentals and look to maintain the Fund's duration in the 4 to 5 year range.

Comparison of the Change In Value of a $10,000 Investment in the Intermediate Bond Fund and the Lehman Brothers Intermediate Government/Corporate Bond Index

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND INDEX:            INTERMEDIATE BOND FUND:
(w/reinvested divds)

              MONTHLY                               MONTHLY
DATE          RETURN      BALANCE      DATE         RETURN     BALANCE

 10/31/95      1.11%       10,111      10/31/95      0.51%      9,850
 12/31/95      1.05%       10,351      12/31/95      0.83%     10,038
 03/31/96     -0.51%       10,265      03/31/96     -0.24%     10,011
 06/30/96      1.06%       10,329      06/30/96      1.20%     10,099
 09/30/96      1.39%       10,513      09/30/96      0.90%     10,208
 12/31/96     -0.64%       10,771      12/31/96     -0.57%     10,507
 01/31/97      0.39%       10,813      01/31/97      0.25%     10,533
 03/31/97     -0.69%       10,759      03/31/97     -0.92%     10,454
 06/30/97      0.91%       11,076      06/30/97      1.42%     10,869
 09/30/97      1.16%       11,375      09/30/97      1.41%     11,233
 12/31/97      2.14%       11,618      12/31/97      2.54%     11,518
 03/31/98      1.56%       11,799      03/31/98      1.40%     11,679
 06/30/98      1.88%       12,021      06/30/98      2.13%     11,928
 09/30/98      4.49%       12,561      09/30/98      4.10%     12,417

Past performance is not predictive of future performance.

Intermediate Bond Fund Average Annual Total Returns

1 Year       Since Inception*
8.33%        7.50%

Fund inception was October 3, 1995.

INTERMEDIATE TERM GOVERNMENT INCOME FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The fixed-income markets turned in a remarkable performance for the fiscal year with long-term interest rates declining almost 1.5%. The persistent rally in bonds was spurred primarily by three forces: declining inflation, a balanced budget and deteriorating economies in Asia, Russia and Latin America. For the fiscal year ended September 30, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 10.54%, as compared to 10.61% for the Lehman Brothers Intermediate Government Bond Index (the Index).

Bond market activity during the first half of the fiscal year was orderly with virtually all sectors of the fixed-income markets benefiting from the long-term trend toward lower interest rates. While the extent of the Asian financial crisis was not wholly known, bond market participants continued to focus primarily on the domestic economy and the favorable outlook for inflation. The Fund's duration was positioned neutrally relative to the Index, allowing the Fund to post comparable returns for the six-month period.

During the latter half of the year, devaluation of the Russian ruble and economic instability in Latin America forced investors to focus keenly on the global economy and its ramifications for the U.S. economy. Federal Reserve Board Chairman Alan Greenspan noted in a recent speech that the U.S. economy "cannot remain an oasis of prosperity." With economists discussing the possibility of a global recession and the U.S. economy appearing to be the most stable on the planet, the only oasis, in the eye of bond investors, was the U.S. Treasury market. Late in the Fund's fiscal year, investors flocked to the Treasury market in a true "flight to quality."

The Fund's heavy weighting in Treasuries and agency debentures toward fiscal year-end aided performance tremendously as these sectors outpaced all others by a wide margin. While the Fund performed comparably to the Index (which is also heavily weighted in Treasuries), it substantially outperformed its peer group, the Lipper Intermediate U.S. Government Fund average, which was more heavily weighted in those sectors which did not fully participate in the Treasury rally.

The fixed-income markets, following several years of relative calm, have become somewhat dislocated in recent months. This dislocation has created tremendous opportunities among the various sectors of the marketplace. With a constructive outlook for both our domestic economy and inflation, we believe there will continue to be attractive total return opportunities within the fixed-income markets. Our strategy is to position the Fund to capitalize on recent dislocations, investing in those sectors which have the greatest relative value.

Comparison of the Change In Value of a $10,000 Investment in the Intermediate Term Government Income Fund and the Lehman Brothers Intermediate Government Bond Index

LEHMAN BROTHERS INTERMEDIATE           INTERMEDIATE TERM GOVERNMENT INCOME FUND:
GOVERNMENT BOND INDEX:

               QTRLY                                     QTRLY
DATE           RETURN    BALANCE            DATE         RETURN      BALANCE
 09/30/88                 10,000            09/30/88                    9,800
 12/31/88      0.60%      10,060            12/31/88       0.27%        9,826
 03/31/89      1.04%      10,165            03/31/89       1.05%        9,929
 06/30/89      6.64%      10,840            06/30/89       5.40%       10,466
 09/30/89      1.13%      10,962            09/30/89       0.93%       10,563
 12/31/89      3.41%      11,336            12/31/89       2.88%       10,868
 03/31/90     -0.14%      11,320            03/31/90      -1.32%       10,724
 06/30/90      3.14%      11,675            06/30/90       2.77%       11,022
 09/30/90      1.94%      11,902            09/30/90       0.93%       11,124
 12/31/90      4.34%      12,418            12/31/90       4.51%       11,626
 03/31/91      2.20%      12,692            03/31/91       1.93%       11,851
 06/30/91      1.69%      12,906            06/30/91       1.25%       11,998
 09/30/91      4.75%      13,519            09/30/91       5.87%       12,703
 12/31/91      4.82%      14,171            12/31/91       5.33%       13,380
 03/31/92     -1.05%      14,022            03/31/92      -2.24%       13,081
 06/30/92      3.88%      14,566            06/30/92       4.25%       13,637
 09/30/92      4.38%      15,204            09/30/92       5.51%       14,389
 12/31/92     -0.34%      15,152            12/31/92      -0.87%       14,263
 03/31/93      3.74%      15,719            03/31/93       5.09%       14,989
 06/30/93      1.96%      16,027            06/30/93       2.76%       15,402
 09/30/93      2.11%      16,365            09/30/93       2.90%       15,850
 12/31/93      0.15%      16,390            12/31/93      -0.71%       15,737
 03/31/94     -1.85%      16,087            03/31/94      -4.07%       15,097
 06/30/94     -0.56%      15,997            06/30/94      -1.88%       14,813
 09/30/94      0.77%      16,120            09/30/94      -0.24%       14,778
 12/31/94     -0.10%      16,104            12/31/94      -0.23%       14,745
 03/31/95      4.16%      16,774            03/31/95       5.14%       15,502
 06/30/95      4.67%      17,557            06/30/95       5.95%       16,425
 09/30/95      1.55%      17,829            09/30/95       1.24%       16,628
 12/31/95      3.34%      18,425            12/31/95       3.63%       17,231
 03/31/96     -0.68%      18,299            03/31/96      -2.02%       16,882
 06/30/96      0.67%      18,422            06/30/96       0.11%       16,901
 09/30/96      1.72%      18,739            09/30/96       1.87%       17,218
 12/31/96      2.31%      19,172            12/31/96       2.60%       17,666
 03/31/97     -0.02%      19,168            03/31/97      -0.56%       17,566
 06/30/97      2.79%      19,703            06/30/97       2.84%       18,065
 09/30/97      2.56%      20,207            09/30/97       2.69%       18,551
 12/31/97      2.21%      20,653            12/31/97       2.11%       18,942
 03/31/98      1.51%      20,965            03/31/98       1.42%       19,212
 06/30/98      1.85%      21,353            06/30/98       2.07%       19,609
 09/30/98      4.67%      22,350            09/30/98       4.58%       20,507

Past performance is not predictive of future performance.

Intermediate Term Government Income Fund
Average Annual Total Returns

1 Year     5 Years     10 Years
8.33%      4.86%       7.45%

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
The Fund's fiscal year ended September 30, 1998 was generally a very constructive one for the fixed-income markets. However, we witnessed dramatic changes in the global economic landscape which ultimately cast doubt on the future course of the domestic economy. This doubt manifested itself in many ways across the capital markets, changing the shape of the yield curve and forcing investors to carefully scrutinize every asset class. What began as a year of relatively normal relationships between asset classes and orderly trading, ended with serious dislocations and markets characterized by illiquidity. For the fiscal year, the Fund's total return (excluding the impact of applicable sales loads) was 3.88%, as compared to 6.19% for the Lehman Brothers Adjustable Rate Mortgage (ARM) Index.

The Fund's primary objective of high current income consistent with lower volatility of principal remains in place. With the nominal level of interest rates declining to cyclical lows, prepayments on mortgage-backed securities reaching all-time highs and the shape of the yield curve encouraging homeowners with adjustable-rate mortgages to refinance into fixed-rate mortgages, the performance of the ARM market lagged that of most other sectors of the fixed-income markets. The emphasis on minimizing share price volatility has traditionally focused our investment efforts in seasoned, conventional, non-convertible ARMs which are indexed to the one-year constant maturity Treasury (CMT). This sector of the ARM market, while still one of the most stable sectors, turned in generally lackluster performance.

We recently broadened the Fund's investment guidelines to include short duration collateralized mortgage obligations (CMO) and asset-backed securities (ABS). These asset classes will enable the Fund to diversify its holdings and should enhance performance going forward. Also, the Fund's portfolio and investment guidelines will be more closely aligned with that of its peer group. Investment in securities from these asset classes is consistent with the Fund's primary objective of high current income and low share price volatility.

We remain constructive regarding the total return potential for the Fund over the next fiscal year. With mortgage rates stabilizing and short-term interest rates likely to move lower (the result of the Federal Reserve Board "easing" monetary policy), prepayments on ARMs should stabilize and prices should recover. Also, the ability to invest in CMOs and ABSs will enhance the Fund's yield. With the technical factors in the ARM sector of the mortgage market turning positive, we remain confident in our ability to generate yields substantively better than money market funds, while limiting share price volatility.

Comparison of the Change in Value of a $10,000 Investment in the Adjustable Rate U.S. Government Securities Fund and the Lehman Brothers ARM Index

LEHMAN BROTHERS ARM INDEX:               ADJUSTABLE RATE U.S. GOVERNMENT
                                                SECURITIES FUND:

              QTRLY                                       QTRLY
DATE          RETURN       BALANCE        DATE            RETURN     BALANCE
02/28/93                   10,000         02/28/93                      9,800
03/31/93       0.45%       10,045         03/31/93        0.63%         9,862
06/30/93       1.89%       10,235         06/30/93        1.19%         9,980
09/30/93       1.09%       10,346         09/30/93        1.04%        10,084
12/31/93       0.51%       10,399         12/31/93        0.95%        10,180
03/31/94      -0.44%       10,353         03/31/94        0.62%        10,242
06/30/94      -0.40%       10,312         06/30/94        0.32%        10,276
09/30/94       0.69%       10,383         09/30/94        0.19%        10,295
12/31/94       0.16%       10,400         12/31/94       -0.63%        10,230
03/31/95       4.19%       10,836         03/31/95        2.48%        10,484
06/30/95       3.11%       11,173         06/30/95        2.01%        10,695
09/30/95       1.70%       11,362         09/30/95        1.39%        10,844
12/31/95       2.25%       11,618         12/31/95        1.73%        11,032
03/31/96       1.10%       11,746         03/31/96        1.67%        11,216
06/30/96       1.13%       11,879         06/30/96        1.24%        11,355
09/30/96       1.87%       12,102         09/30/96        1.53%        11,529
12/31/96       2.44%       12,397         12/31/96        1.69%        11,724
03/31/97       1.34%       12,563         03/31/97        1.23%        11,868
06/30/97       2.07%       12,824         06/30/97        1.95%        12,099
09/30/97       1.95%       13,074         09/30/97        1.32%        12,259
12/31/97       1.65%       13,290         12/31/97        1.17%        12,402
03/31/98       1.52%       13,492         03/31/98        0.99%        12,526
06/30/98       1.42%       13,683         06/30/98        0.72%        12,615
09/30/98       1.47%       13,884         09/30/98        0.95%        12,735

Past performance is not predictive of future performance.

Adjustable Rate U.S. Government Securities Fund
   Average Annual Total Returns

1 Year     5 Years     Since Inception*
1.80%      4.36%       4.38%

*Fund inception was February 10, 1993.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1998

=============================================================================================================
                                                              Short Term      Institutional         Money
                                                              Government        Government          Market
                                                              Income Fund      Income Fund          Fund

-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost..................................   $   13,998,161   $  29,725,042     $  19,020,827
                                                           ==============   =============     ==============
   At amortized cost....................................   $   14,010,501   $  29,773,074     $  19,018,268
                                                           ==============   =============   ===============
   At market value (Note 2) ............................   $   14,010,501   $  29,773,074     $  19,018,268
Repurchase agreements (Note 2)..........................       88,295,000      14,755,000                --
Cash ...................................................              974           4,204             2,634
Interest receivable.....................................          251,802         293,586           225,521
Organization costs, net (Note 2)........................               --              --            12,699
Other assets............................................           12,996           4,229            12,809
                                                           --------------   -------------   ---------------
   TOTAL ASSETS.........................................      102,571,273      44,830,093        19,271,931
                                                           --------------   -------------   ---------------


LIABILITIES
Dividends payable.......................................            4,788          18,371            34,603
Payable for securities purchased........................               --              --           723,656
Payable to affiliates (Note 4)..........................           71,681           4,649             8,158
Other accrued expenses and liabilities..................           13,416           9,950            13,650
                                                           --------------   -------------   ---------------

   TOTAL LIABILITIES ...................................           89,885          32,970           780,067
                                                           --------------   -------------   ---------------


NET ASSETS  ............................................   $  102,481,388   $  44,797,123     $  18,491,864
                                                           ==============   =============   ===============

Net assets consist of:
Paid-in capital.........................................   $  102,481,388   $  44,818,865     $  18,497,649
Accumulated net realized losses from security
     transactions.......................................                -         (21,742)           (5,785)
                                                           --------------   -------------   ---------------

Net assets .............................................   $  102,481,388   $  44,797,123     $  18,491,864
                                                           ==============   =============   ===============


Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)
   (Note 5).............................................      102,481,388      44,818,865        18,497,649
                                                           ==============   =============   ===============


Net asset value, offering price and redemption price
   per share (Note 2) ..................................   $         1.00   $        1.00     $        1.00
                                                           ==============   =============   ===============

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1998

============================================================================================================
                                                                                                 Adjustable
                                                                              Intermediate       Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund
------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost..................................   $   22,356,616    $  47,560,703     $  10,513,682
                                                           ==============   ===============   ==============

   At amortized cost ...................................   $   22,356,673    $  47,319,081     $  10,513,791
                                                           ==============   ===============   ==============

   At market value (Note 2) ............................   $   23,382,896    $  50,529,107     $  10,548,473
Cash ...................................................              970              511               821
Interest receivable ....................................          394,090          731,422            65,414
Receivable for capital shares sold......................            1,764            6,940             2,531
Receivable for principal paydowns.......................               --               --            43,813
Organization costs, net (Note 2)........................           12,699               --                --
Other assets............................................           12,595            8,964            12,517
                                                           --------------   ---------------   --------------
   TOTAL ASSETS ........................................       23,805,014       51,276,944        10,673,569
                                                           --------------   ---------------   --------------
LIABILITIES
Dividends payable ......................................           54,107           24,120             3,041
Payable for capital shares redeemed ....................            8,252           36,293            44,159
Payable to affiliates (Note 4) .........................           13,639           34,138             1,388
Other accrued expenses and liabilities..................           10,905           14,372             9,350
                                                           --------------   ---------------   --------------
   TOTAL LIABILITIES ...................................           86,903          108,923            57,938
                                                           --------------   ---------------   --------------

NET ASSETS .............................................   $   23,718,111    $  51,168,021     $  10,615,631
                                                           ==============   ===============   ==============
Net assets consist of:
Paid-in capital ........................................   $   22,756,902    $  50,702,457     $  11,890,505
Undistributed net investment income.....................            4,033               --                --
Accumulated net realized losses from
     security transactions                                        (69,047)      (2,744,462)       (1,309,556)
Net unrealized appreciation on investments..............        1,026,223        3,210,026            34,682
                                                           --------------   ---------------   --------------
Net assets..............................................   $   23,718,111    $  51,168,021     $  10,615,631
                                                           ==============   ===============   ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5)..        2,258,294        4,588,497         1,095,327
                                                           ==============   ===============   ==============

Net asset value and redemption price per share (Note 2).   $        10.50    $       11.15     $        9.69
                                                           ==============   ===============   ==============

Maximum offering price per share (Note 2)...............   $        10.71    $       11.38     $        9.89
                                                           ==============   ===============   ==============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1998

=============================================================================================================
                                                              Short Term      Institutional         Money
                                                              Government       Government           Market
                                                              Income Fund      Income Fund           Fund
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .....................................   $    5,356,492    $   2,799,172     $   3,682,153
                                                           --------------   ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4) ...................          459,485          100,484           312,309
   Transfer agent fees (Note 4) ........................          181,433           19,631            14,098
   Distribution expenses (Note 4).......................           75,167            3,319            71,450
   Postage and supplies.................................           65,469           14,709            16,015
   Accounting services fees (Note 4)....................           32,500           28,500            30,500
   Custodian fees ......................................           18,668           16,363            13,477
   Registration fees....................................           18,990            5,511            11,798
   Professional fees ...................................           12,575           10,575            11,579
   Insurance expense....................................            7,555            5,350             6,575
   Standard & Poor's rating expense.....................            9,556            9,556                --
   Trustees' fees and expenses .........................            6,038            6,038             6,038
   Reports to shareholders .............................           10,317            1,139               812
   Amortization of organization costs (Note 2)..........               --               --             6,355
   Pricing expense......................................              729              967             1,342
   Other expenses ......................................            4,445            2,265             3,784
                                                           --------------   ---------------   --------------

     TOTAL EXPENSES.....................................          902,927          224,407           506,132
   Fees waived by the Adviser (Note 4) .................         ( 21,569)        ( 23,440 )              --
                                                           --------------   ---------------   --------------

     NET EXPENSES.......................................          881,358          200,967           506,132
                                                           --------------   ---------------   --------------

NET INVESTMENT INCOME ..................................        4,475,134        2,598,205         3,176,021
                                                           --------------   ---------------   --------------

NET REALIZED GAINS (LOSSES) FROM SECURITY
   TRANSACTIONS  .......................................               --               22            (2,025)
                                                           --------------   ---------------   --------------


NET INCREASE IN NET ASSETS FROM OPERATIONS  ............   $    4,475,134    $   2,598,227     $   3,173,996
                                                           ==============   ===============   ==============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1998

============================================================================================================
                                                                                                 Adjustable
                                                                              Intermediate       Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ............................................   $    1,573,544    $   3,342,596     $     895,785
   Dividends............................................           12,974               --                --
                                                           --------------   ---------------   --------------
     TOTAL INVESTMENT INCOME............................        1,586,518        3,342,596           895,785
                                                           --------------   ---------------   --------------

EXPENSES
   Investment advisory fees (Note 4)....................          112,811          251,601            72,130
   Distribution expenses (Note 4).......................           22,402           87,582             7,037
   Accounting services fees (Note 4)....................           26,250           30,250            32,250
   Transfer agent fees (Note 4).........................           12,000           42,808            13,486
   Postage and supplies.................................            4,891           31,006            12,943
   Professional fees....................................           11,579           16,575            11,375
   Registration fees....................................            3,768            9,789             9,467
   Custodian fees.......................................            5,398            8,012             8,889
   Trustees' fees and expenses..........................            6,038            6,038             6,038
   Pricing expense......................................            7,348            3,664             4,440
   Standard & Poor's rating expense.....................               --               --            14,889
   Insurance expense....................................            1,940            4,825             2,115
   Amortization of organization costs (Note 2)..........            6,355               --                --
   Reports to shareholders..............................              351            3,508             1,168
   Other expenses.......................................              418            3,196               785
                                                           --------------   ---------------   --------------

     TOTAL EXPENSES.....................................          221,549          498,854           197,012
   Fees waived and/or expenses reimbursed by the
     Adviser (Note 4)...................................           (7,205)              --           (88,817)
                                                           --------------   ---------------   --------------

     NET EXPENSES.......................................          214,344          498,854           108,195
                                                           --------------   ---------------   --------------

NET INVESTMENT INCOME ..................................        1,372,174        2,843,742           787,590
                                                           --------------   ---------------   --------------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses) from
     security transactions..............................          (12,654)         157,123           (58,901)
   Net change in unrealized appreciation/depreciation
     on investments.....................................          808,743        2,055,577          (152,939)
                                                           --------------   ---------------   --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS  .....................................          796,089        2,212,700          (211,840)
                                                           --------------   ---------------   --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS  ............   $    2,168,263    $   5,056,442     $     575,750
                                                           ==============   ===============   ==============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1998 and 1997

============================================================================================================
                                                           Short Term                   Institutional
                                                           Government                    Government
                                                           Income Fund                   Income Fund

                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30,       Sept. 30,      Sept. 30,
                                                       1998           1997            1998           1997

------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.......................   $  4,475,134    $  4,454,318    $ 2,598,205    $ 2,536,827
   Net realized gains from security
     transactions..............................             --              --             22          3,138
                                                  ------------   --------------  -------------  ------------
Net increase in net assets from operations.....      4,475,134       4,454,318      2,598,227      2,539,965
                                                  ------------   --------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .................     (4,475,134)     (4,454,318)    (2,598,205)    (2,536,827)
   From net realized gains from security
     transactions..............................             --          (2,970)            --             --
                                                  ------------   --------------  -------------  ------------
Decrease in net assets from distributions
   to shareholders ............................     (4,475,134)     (4,457,288)    (2,598,205)    (2,536,827)
                                                  ------------   --------------  -------------  ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ..................    301,198,180     346,277,774    179,615,316    214,201,022
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................      4,351,699       4,308,683      2,187,984      2,319,214
   Payments for shares redeemed................   (299,865,173)   (345,226,289)  (198,254,085)  (194,657,552)
                                                  ------------   --------------  -------------  ------------
Net increase (decrease) in net assets
   from capital share transactions.............      5,684,706       5,360,168    (16,450,785)    21,862,684
                                                  ------------   --------------  -------------  ------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS   ............................      5,684,706       5,357,198    (16,450,763)    21,865,822

NET ASSETS:
   Beginning of year...........................     96,796,682      91,439,484     61,247,886     39,382,064
                                                  ------------   --------------  -------------  ------------
   End of year.................................   $102,481,388    $ 96,796,682    $44,797,123    $61,247,886
                                                  ============   ==============  =============  ============
See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended September 30, 1998 and 1997 and August 31, 1997

===============================================================================================================================
                                                     Money Market Fund                    Intermediate Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                  Year         One Month       Year         Year        One Month        Year
                                                  Ended          Ended        Ended         Ended         Ended          Ended
                                                Sept. 30,      Sept. 30,     Aug. 31,     Sept. 30,     Sept. 30,       Aug. 31,
                                                  1998          1997(A)        1997          1998         1997(A)        1997
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ................   $   3,176,021  $    351,005  $  4,774,454  $  1,372,174  $     77,377  $    958,606
   Net realized gains (losses)
     from security transactions                    (2,025)       (1,198)       (2,536)      (12,654)       (5,759)       14,511
   Net change in unrealized
     appreciation/depreciation on
     investments.........................              --            --            --       808,743       129,865       420,446
                                            -------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets from
     operations..........................       3,173,996       349,807     4,771,918     2,168,263       201,483     1,393,563
                                            -------------  ------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ...........      (3,176,021)     (351,499)   (4,773,960)  (1,368,141)       (77,377)     (958,606)
   From net realized gains ..............              --            --        (2,520)           --            --       (49,752)
                                            -------------  ------------  ------------  ------------  ------------  ------------
Decrease in net assets from
     distributions to shareholders.......      (3,176,021)     (351,499)   (4,776,480)  (1,368,141)       (77,377)   (1,008,358)
                                            -------------  ------------  ------------  ------------  ------------  ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ............     317,725,801    25,255,346   570,122,610    19,932,790       929,562     5,244,400
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders........................         674,014        46,897       424,478       529,889           919        19,314
Payments for shares redeemed ............    (373,726,925)  (46,048,621) (552,336,304)  (13,215,521)     (497,633)   (3,891,934)
                                            -------------  ------------  ------------  ------------  ------------  ------------

Net increase (decrease) in net assets
     from capital share transactions.....     (55,327,110)  (20,746,378)   18,210,784     7,247,158       432,848     1,371,780
                                            -------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS..........................     (55,329,135)  (20,748,070)   18,206,222     8,047,280       556,954     1,756,985

NET ASSETS:
   Beginning of period...................      73,820,999    94,569,069    76,362,847    15,670,831    15,113,877    13,356,892
                                            -------------  ------------  ------------  ------------  ------------  ------------
   End of period.........................   $  18,491,864  $ 73,820,999  $ 94,569,069  $ 23,718,111  $ 15,670,831  $ 15,113,877
                                            =============  ============  ============  ============  ============  ============

UNDISTRIBUTED NET INVESTMENT INCOME .....   $          --  $         --  $        494  $      4,033  $         --  $         --
                                            =============  ============  ============  ============  ============  ============

(A) Effective as of the close of business on August 29, 1997, the Money Market Fund and Intermediate Bond Fund were reorganized and the fiscal year-end of each Fund, subsequent to August 31, 1997, was changed to September 30 (Note 6).

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1998 and 1997

==============================================================================================================
                                                        Intermediate Term               Adjustable Rate
                                                          Government                    U.S. Government
                                                           Income Fund                  Securities Fund
                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
                                                       1998           1997            1998           1997
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ......................   $  2,843,742   $   3,195,242   $     787,590   $    908,235
   Net realized gains (losses) from
     security transactions.....................        157,123          (2,293)        (58,901)        (1,505)
   Net change in unrealized appreciation/
     depreciation on investments...............      2,055,577         943,745        (152,939)        63,020
                                                  ------------   --------------  -------------   -------------

Net increase in net assets from operations ....      5,056,442       4,136,694         575,750        969,750
                                                  ------------   --------------  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A ........     (2,843,742)      (3,155,630)      (787,590)      (868,844)
   From net investment income, Class C ........             --         ( 39,612)            --        (39,391)
                                                  ------------   --------------  -------------  -------------

Decrease in net assets from distributions
   to shareholders ............................     (2,843,742)      (3,195,242)      (787,590)      (908,235)
                                                  ------------   --------------  -------------  -------------


FROM CAPITAL SHARE TRANSACTIONS (Note 5):

CLASS A
   Proceeds from shares sold ..................     14,138,086        9,148,045      8,356,993     28,836,779
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................      2,507,687        2,829,303        716,956        822,109
   Payments for shares redeemed ...............    (20,723,242)     (15,967,680)   (21,448,205)   (18,246,926)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in net assets
   from Class A share transactions ............     (4,077,469)      (3,990,332)   (12,374,256)    11,411,962
                                                  ------------   --------------  -------------  -------------

CLASS C
   Proceeds from shares sold ..................             --          138,577             --        760,526
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................             --           38,348             --         30,868
   Payments for shares redeemed................             --       (  961,198)            --     (1,423,589)
                                                  ------------   --------------  -------------  -------------
Net decrease in net assets
   from Class C share transactions ............             --         (784,273)            --       (632,195)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in net assets
   from capital share transactions.............     (4,077,469)      (4,774,605)   (12,374,256)    10,779,767
                                                  ------------   --------------  -------------  -------------


TOTAL INCREASE (DECREASE)
   IN NET ASSETS  .............................     (1,864,769)      (3,833,153)   (12,586,096)    10,841,282

NET ASSETS:
   Beginning of year...........................     53,032,790       56,865,943     23,201,727     12,360,445
                                                  ------------   --------------  -------------  -------------

   End of year.................................   $ 51,168,021   $   53,032,790  $  10,615,631    $23,201,727
                                                  ============   ==============  =============  =============

See accompanying notes to financial statements.


SHORT TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================
                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ----------   ---------   ---------   --------   --------

Net investment income ..........................       0.046       0.044       0.044      0.046      0.027
                                                  ----------   ---------   ---------   --------   --------

Dividends from net investment income............      (0.046)     (0.044)     (0.044)    (0.046)    (0.027)
                                                  ----------   ---------   ---------   --------   --------

Net asset value at end of year..................  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ==========   =========   =========   ========   ========


Total return ...................................       4.74%       4.53%       4.51%      4.69%      2.72%
                                                  ==========   =========   =========   ========   ========

Net assets at end of year (000's) ..............  $  102,481    $ 96,797    $ 91,439   $ 87,141   $ 89,708
                                                  ==========   =========   =========   ========   ========

Ratio of net expenses to average net
     assets(A)..................................       0.91%       0.97%       0.99%      0.99%      0.99%

Ratio of net investment income to average
     net assets.................................       4.63%       4.43%       4.42%      4.59%      2.69%

----------------------------------------------------------------------------------------------------------
(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.94%
    for the year ended September 30, 1998 (Note 4).

    See accompanying notes to financial statements.


INSTITUTIONAL GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================

                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ----------   ---------   ---------   --------   --------

Net investment income...........................       0.052       0.051       0.051      0.053      0.034
                                                  ----------   ---------   ---------   --------   --------

Dividends from net investment income............      (0.052)     (0.051)     (0.051)    (0.053)    (0.034)
                                                  ----------   ---------   ---------   --------   --------

Net asset value at end of year..................  $     1.00   $    1.00   $    1.00   $   1.00   $   1.00
                                                  ==========   =========   =========   ========   ========

Total return....................................       5.30%       5.17%       5.18%      5.42%      3.43%
                                                  ==========   =========   =========   ========   ========

Net assets at end of year (000's)...............  $   44,797   $  61,248   $  39,382   $ 36,009   $ 41,769
                                                  ==========   =========   =========   ========   ========

Ratio of net expenses to average net
     assets(A)..................................       0.40%       0.40%       0.40%      0.40%      0.40%

Ratio of net investment income to average
     net assets.................................       5.17%       5.07%       5.06%      5.30%      3.41%

----------------------------------------------------------------------------------------------------------
(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.45%,
    0.45%, 0.49%, 0.42% and 0.42% for the years ended September 30, 1998, 1997, 1996, 1995 and 1994, respectively (Note 4).

See accompanying notes to financial statements.


MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Period
=============================================================================================================
                                                       Year         One Month         Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30       August 31,     August 31,
                                                       1998          1997(A)          1997          1996(B)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $     1.00       $    1.00       $    1.00        $   1.00
                                                  ----------       ---------       ---------        --------

Net investment income..........................        0.050           0.004           0.050           0.046(C)
                                                  ----------       ---------       ---------        --------

Dividends from net investment income...........       (0.050)         (0.004)         (0.050)         (0.046)
                                                  ----------       ---------       ---------        --------

Net asset value at end of period...............   $     1.00      $     1.00       $    1.00        $   1.00
                                                  ==========       =========       =========        ========

Total return ..................................        5.07%           4.99%(E)        5.14%           4.70%
                                                  ==========       =========       =========        ========

Net assets at end of period (000's)............   $   18,492       $  73,821       $  94,569        $ 76,363
                                                  ==========       =========       =========        ========

Ratio of net expenses to average net
     assets(D).................................        0.79%           0.80%(E)        0.65%           0.65%(E)

Ratio of net investment income to average
     net assets................................        4.95%           4.99%(E)        5.03%           4.94%(E)

-----------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30 (Note 6).
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been
    0.79% and 0.99%(E) for the periods ended August 31, 1997 and 1996, respectively.
(E) Annualized.

See accompanying notes to financial statements.



INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Period
=============================================================================================================
                                                       Year         One Month         Year          Period
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30       August 31,     August 31,
                                                       1998          1997(A)          1997          1996(B)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $    10.09       $   10.00       $    9.75        $  10.00
                                                  ----------       ---------       ---------        --------

Income from investment operations:
   Net investment income.......................         0.62            0.05            0.62            0.57(C)
   Net realized and unrealized gains (losses)
     on investments............................         0.41            0.09            0.28           (0.25)(C)
                                                  ----------       ---------       ---------        --------
Total from investment operations...............         1.03            0.14            0.90            0.32
                                                  ----------       ---------       ---------        --------

Less distributions:
   Dividends from net investment income........        (0.62)          (0.05)          (0.62)          (0.57)
   Distributions from net realized gains.......           --              --           (0.03)             --
                                                  ----------       ---------       ---------        --------
Total distributions............................        (0.62)          (0.05)           (0.65)         (0.57)
                                                  ----------       ---------       ---------        --------

Net asset value at end of period...............   $    10.50       $   10.09       $   10.00     $      9.75
                                                  ==========       =========       =========        ========

Total return(D) ...............................       10.54%            1.41%           9.48%           3.23%
                                                  ==========       =========       =========        ========

Net assets at end of period (000's)............   $   23,718       $  15,671       $  15,114     $    13,357
                                                  ==========       =========       =========        ========

Ratio of net expenses to average net
     assets(E).................................        0.95%           0.95%(F)        0.85%            0.68%(F)

Ratio of net investment income to average
     net assets................................        6.08%           6.18%(F)        6.26%            6.31%(F)

Portfolio turnover rate........................          63%              0%             41%              12%

--------------------------------------------------------------------------------------------------------------
(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30 (Note 6).
(B) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.98%, 1.38%(F), 1.53% and 2.04%(F) for the periods ended September 30, 1998, September 30, 1997,
    August 31, 1997 and August 31, 1996, respectively (Note 4).
(F) Annualized.

See accompanying notes to financial statements.



INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================

                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............  $    10.67   $   10.49   $   10.73   $  10.14   $  11.59
                                                  ----------   ---------   ---------   --------   --------

Income from investment operations:
   Net investment income........................        0.61        0.61        0.61       0.64       0.56
   Net realized and unrealized gains (losses)
     on investments.............................        0.48        0.18       (0.24)      0.59      (1.32)
                                                  ----------   ---------   ---------   --------   --------
Total from investment operations................        1.09        0.79        0.37       1.23      (0.76)
                                                  ----------   ---------   ---------   --------   --------

Less distributions:
   Dividends from net investment income.........       (0.61)      (0.61)      (0.61)     (0.64)     (0.56)
   Distributions from net realized gains........          --          --          --         --      (0.13)
                                                  ----------   ---------   ---------   --------   --------
Total distributions.............................       (0.61)      (0.61)      (0.61)     (0.64)     (0.69)
                                                  ----------   ---------   ---------   --------   --------

Net asset value at end of year..................  $    11.15   $   10.67   $   10.49   $  10.73   $  10.14
                                                  ==========   =========   =========   ========   ========

Total return(A) ................................      10.54%       7.74%       3.55%      12.52%    (6.76%)
                                                  ==========   =========   =========   ========   ========

Net assets at end of year (000's)...............  $   51,168   $  53,033   $  56,095   $ 56,969   $ 64,395
                                                  ==========   =========   =========   ========   ========

Ratio of expenses to average net assets.........       0.99%       0.99%       0.99%      0.99%      0.99%
Ratio of net investment income to average
     net assets.................................       5.64%       5.78%       5.75%      6.17%      5.17%
Portfolio turnover rate.........................         29%         49%         70%        58%       236%

----------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Year
==========================================================================================================
                                                                 Years Ended September 30,
==========================================================================================================

                                                      1998        1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $   9.85    $   9.81    $   9.78   $   9.82    $ 10.01
                                                  ----------   ---------   ---------   --------   --------


Income from investment operations:
   Net investment income .......................        0.53        0.57        0.57       0.55       0.39
   Net realized and unrealized gains (losses)
     on investments ............................       (0.16)       0.04        0.03      (0.04)     (0.18)
                                                  ----------   ---------   ---------   --------   --------

Total from investment operations ...............        0.37        0.61        0.60       0.51       0.21
                                                  ----------   ---------   ---------   --------   --------


Less distributions:
   Dividends from net investment income.........       (0.53)      (0.57)      (0.57)     (0.55)     (0.39)
   Distributions from net realized gains........          --          --          --         --      (0.01)
                                                  ----------   ---------   ---------   --------   --------

Total distributions ............................      (0.53)       (0.57)      (0.57)     (0.55)     (0.40)
                                                  ----------   ---------   ---------   --------   --------


Net asset value at end of year .................  $     9.69   $    9.85   $    9.81   $   9.78   $   9.82
                                                  ==========   =========   =========   ========   ========


Total return(A) ................................       3.88%       6.34%       6.32%      5.33%      2.09%
                                                  ==========   =========   =========   ========   ========


Net assets at end of year (000's) ..............  $   10,616   $  23,202   $  11,732   $ 20,752   $ 37,572
                                                  ==========   =========   =========   ========   ========

Ratio of net expenses to average net
     assets(B)..................................       0.75%       0.75%       0.75%      0.75%      0.68%

Ratio of net investment income to average
     net assets.................................       5.47%       5.73%       5.91%      5.57%      3.91%

Portfolio turnover rate ........................         45%         58%         44%       115%        81%

----------------------------------------------------------------------------------------------------------
(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.37%, 1.47%, 1.46%, 1.21% and 0.78% for the years ended September 30, 1998,
    1997, 1996, 1995 and 1994, respectively (Note 4).

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1998
================================================================================
1.  Organization
The Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a series of Countrywide Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Money Market Fund and Intermediate Bond Fund were originally organized as series of Trans Adviser Funds, Inc.
Note 6).

The Short Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and backed by the "full faith and credit" of the United States.

The Institutional Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The maturity composition of the Fund's portfolio of fixed-income securities is adjusted in response to market conditions and expectations.

The Intermediate Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Adjustable Rate U.S. Government Securities Fund seeks high current income, consistent with lower volatility of principal, by investing primarily in mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed by the United States Government, its agencies or instrumentalities. It is anticipated that by investing primarily in mortgage-rated securities which have adjustable rates of interest, the Fund will achieve a less volatile net asset value than is characteristic of investments in mortgage-related securities paying fixed rates of interest.

Prior to September 22, 1997, the Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund offered two classes of shares:
Class A shares (sold subject to a maximum front-end sales load of 2% and a distribution fee of up to 0.35% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). On September 22, 1997, all outstanding Class C shares were redeemed pursuant to a mandatory redemption program authorized by the Board of Trustees.

2.  Significant Accounting Policies
The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Investment securities in the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Investment securities in the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund is equal to the net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Money Market Fund and Intermediate Bond Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1998:

-------------------------------------------------------------------------------------------------------------
                                                                                                 Adjustable
                                                                              Intermediate        Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund

Gross unrealized appreciation...........................   $    1,074,225   $    3,210,026    $        51,346
Gross unrealized depreciation...........................         ( 95,759)              --            (16,664)
                                                           --------------   ---------------   ---------------

Net unrealized appreciation    .........................   $      978,466   $     3,210,026   $        34,682
                                                           ==============   ===============   ===============
Federal income tax cost.................................   $   22,404,430   $    47,319,081   $    10,513,791
                                                           ==============   ===============   ===============

--------------------------------------------------------------------------------------------------------------

With respect to the Intermediate Bond Fund, the difference between the federal income tax cost of portfolio investments and the amortized cost shown on the Fund's Statement of Assets and Liabilities is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1998, the Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund had capital loss carryforwards for federal income tax purposes of $21,742, $3,760, $21,290, $2,744,462 and
$1,252,395, respectively. In addition, the Money Market Fund and Adjustable Rate U.S. Government Securities Fund elected to defer until its subsequent tax year $2,025 and $57,161, respectively, of capital losses incurred after October 31, 1997. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  Investment Transactions
Investment transactions (excluding short-term investments) were as follows for the year ended September 30, 1998:

--------------------------------------------------------------------------------------------------------------
                                                                                                 Adjustable
                                                                              Intermediate        Rate U.S.
                                                             Intermediate         Term           Government
                                                                 Bond          Government        Securities
                                                                 Fund          Income Fund          Fund
--------------------------------------------------------------------------------------------------------------
Purchases of investment securities......................   $   20,423,784   $    14,353,090     $   5,680,667
                                                           ==============   ===============   ===============
Proceeds from sales and maturities of
     investment securities..............................   $   12,789,778   $    19,163,961   $    11,862,394
                                                           ==============   ===============   ===============
--------------------------------------------------------------------------------------------------------------

4.  Transactions with Affiliates
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Short Term Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Institutional Government Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets.

In order to voluntarily reduce operating expenses during the year ended September 30, 1998, the Adviser waived $21,569 of its advisory fees for the Short Term Government Income Fund; waived $23,440 of its advisory fees for the Institutional Government Income Fund; waived $7,205 of its advisory fees for the Intermediate Bond Fund; and waived its advisory fees of $72,130 and reimbursed $16,687 of other operating expenses for the Adjustable Rate U.S. Government Securities Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Money Market Fund and Intermediate Bond Fund to 0.80% and 0.95%, respectively, of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25 per shareholder account from each of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund and $21 per shareholder account from each of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from the Short Term Government Income Fund, $2,000 from each of the Institutional Government Income Fund, Money Market Fund and Intermediate Bond Fund and $2,500 from each of the Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $1,429, $5,200 and $1,709 from underwriting and broker commissions on the sale of shares of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, respectively, for the year ended September 30, 1998.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution under which shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Plan is 0.35% of each Fund's average daily net assets, except for the Institutional Government Income Fund for which the annual limitation is 0.10% of its average daily net assets.

5.  Capital Share Transactions
Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

---------------------------------------------------------------------------------------------------------------
                                                                          Intermediate Bond Fund
---------------------------------------------------------------------------------------------------------------
                                                                 Year           One Month           Year
                                                                 Ended            Ended             Ended
                                                               Sept. 30,        Sept. 30,         Aug. 31,
                                                                 1998             1997              1997
---------------------------------------------------------------------------------------------------------------
Shares sold.............................................        1,947,922            92,013          542,916
Shares issued in reinvestment of distributions to
     shareholders.......................................           51,693                91            1,951
Shares redeemed.........................................       (1,294,973)          (49,574)         (404,063)
                                                           --------------   ---------------   ---------------
Net increase in shares outstanding......................          704,642            42,530           140,804
Shares outstanding, beginning of period.................        1,553,652         1,511,122         1,370,318
                                                           --------------   ---------------   ---------------
Shares outstanding, end of period.......................        2,258,294         1,553,652         1,511,122
                                                           ==============   ===============   ===============
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                         Intermediate Term               Adjustable Rate
                                                            Government                   U.S. Government
                                                            Income Fund                  Securities Fund
---------------------------------------------------------------------------------------------------------------
                                                       Year           Year            Year           Year
                                                       Ended          Ended           Ended          Ended
                                                     Sept. 30,      Sept. 30,       Sept. 30,      Sept. 30,
                                                       1998           1997            1998           1997
---------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold....................................      1,312,955          864,111        852,470      2,931,702
Shares issued in reinvestment of distributions
   to shareholders.............................        232,218          267,417         73,312         83,540
Shares redeemed................................     (1,926,636)      (1,509,918)    (2,186,125)    (1,855,152)
                                                  ------------   --------------  -------------  -------------

Net increase (decrease) in shares outstanding..       (381,463)        (378,390)    (1,260,343)     1,160,090
Shares outstanding, beginning of year..........      4,969,960        5,348,350      2,355,670      1,195,580
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................      4,588,497        4,969,960      1,095,327      2,355,670
                                                  ============   ==============  =============  =============

CLASS C
Shares sold....................................             --           13,106             --         77,399
Shares issued in reinvestment of distributions
   to shareholders.............................             --            3,625             --          3,139
Shares redeemed................................             --          (90,249)            --       (144,655)
                                                  ------------   --------------  -------------  -------------

Net decrease in shares outstanding.............             --          (73,518)            --        (64,117)
Shares outstanding, beginning of year..........             --           73,518             --         64,117
                                                  ------------   --------------  -------------  -------------
Shares outstanding, end of year................             --               --             --             --
                                                  ============   ==============  =============  =============
---------------------------------------------------------------------------------------------------------------

Share transactions for the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  Agreement and Plan of Reorganization
The Money Market Fund and Intermediate Bond Fund were originally organized as series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Money Market Fund and Intermediate Bond Fund qualifies as a tax-free reorganization with no tax consequences to either Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed from August 31 to September 30.

SHORT TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998

=============================================================================================================
       Par                                                                                        Market
      Value      U.S. TREASURY OBLIGATIONS-- 13.7%                                                 Value

-------------------------------------------------------------------------------------------------------------
$     2,000,000   U.S. Treasury Notes, 4.75%, 10/31/98......................................  $     1,998,531
      5,000,000   U.S. Treasury Notes, 5.125%, 11/30/98.....................................        4,996,950
      5,000,000   U.S. Treasury Notes, 5.875%, 2/28/99......................................        5,006,396
      2,000,000   U.S. Treasury Notes, 6.375%, 4/30/99......................................        2,008,624
---------------                                                                               ---------------
 $ 14,000,000     TOTAL U.S. TREASURY OBLIGATIONS
===============   (Amortized Cost $14,010,501)..............................................  $    14,010,501
                                                                                              ---------------

=============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS (Note A)-- 86.1%                                            Value
-------------------------------------------------------------------------------------------------------------
$    25,000,000    Prudential Securities, Inc., 5.65%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $25,003,924.........................................   $  25,000,000
     10,000,000    BT Alex Brown, Inc., 5.50%, dated 9/24/98, due 10/01/98,
                     repurchase proceeds $10,010,694.........................................      10,000,000
     13,295,000    Nesbitt Burns Securities, Inc., 5.25%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $13,296,939.........................................      13,295,000
     16,000,000    Morgan Stanley Dean Witter, Inc., 5.55%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $16,002,467.........................................      16,000,000
     15,000,000    Bankers Trust Corp., 5.60%, dated 9/30/98, due 10/01/98,
                     repurchase proceeds $15,002,333.........................................      15,000,000
      5,000,000    Morgan Stanley Dean Witter, Inc., 5.27%, dated 9/11/98, due 1/11/99,
                     repurchase proceeds $5,089,297..........................................       5,000,000
      4,000,000    Morgan Stanley Dean Witter, Inc., 5.14%, dated 9/11/98, due 3/10/99,
                     repurchase proceeds $4,102,800..........................................       4,000,000
---------------                                                                               ---------------
$    88,295,000    TOTAL REPURCHASE AGREEMENTS .............................................. $    88,295,000
===============                                                                               ---------------


                   TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS-- 99.8% ............ $   102,305,501

                   OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% .............................         175,887
                                                                                              ---------------

                   NET ASSETS-- 100.0% ...................................................... $   102,481,388
                                                                                              ===============

See accompanying notes to portfolios of investments and notes to financial statements.



INSTITUTIONAL GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 66.5%                                                     Value
------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 57.1%
 $    1,500,000  FNMA, 5.55%, 10/05/98......................................................   $   1,499,963
      1,420,000  FHLMC Discount Notes, 10/06/98.............................................       1,418,915
        119,000  FRMC Discount Notes, 10/08/98..............................................         118,870
        770,000  FRMC Discount Notes, 10/09/98..............................................         769,064
        300,000  FHLMC Discount Notes, 10/09/98.............................................         299,633
        207,000  FNMA Discount Notes, 10/09/98..............................................         206,747
      1,900,000  FNMA, 6.20%, 10/14/98......................................................       1,900,816
        620,000  FHLMC Discount Notes, 10/14/98.............................................         618,769
        400,000  FNMA, 4.875%, 10/15/98.....................................................         399,894
        200,000  SLMA Floating Rate Notes, 4.943%, 10/15/98 (Note B)........................         199,958
        991,000  FHLB Discount Notes, 10/21/98..............................................         987,972
        300,000  FNMA Discount Notes, 10/21/98..............................................         299,088
        750,000  FHLB Floating Rate Notes, 5.013%, 10/23/98 (Note B)........................         749,985
      1,000,000  FNMA, 5.42%, 11/02/98......................................................         999,597
        270,000  FNMA Discount Notes, 11/04/98..............................................         268,598
        750,000  FFCB Discount Notes, 11/09/98..............................................         745,694
        450,000  FNMA, 5.05%, 11/10/98......................................................         449,721
        200,000  FFCB, 5.02%, 11/23/98......................................................         199,798
      1,165,000  FNMA, 7.05%, 12/10/98......................................................       1,167,954
        400,000  FNMA, 5.30%, 12/10/98......................................................         399,801
        250,000  FHLMC, 5.00%, 12/15/98.....................................................         249,684
      1,000,000  FHLB, 5.735%, 12/23/98.....................................................       1,000,130
        200,000  FHLMC, 5.34%, 1/25/99......................................................         199,835
        227,000  FNMA Discount Notes, 1/27/99...............................................         222,945
      1,000,000  FHLB, 5.23%, 2/03/99.......................................................         998,653
        210,000  FHLB Discount Notes, 2/10/99...............................................         206,035
        550,000  FNMA, 5.55%, 2/12/99.......................................................         549,598
        500,000  FNMA, 5.20%, 2/18/99.......................................................         499,373
        375,000  FNMA, 4.95%, 2/22/99.......................................................         373,879
        215,000  FNMA Discount Notes, 3/02/99...............................................         210,398
        361,000  FHLMC Discount Notes, 3/08/99..............................................         352,967
        200,000  FNMA, 9.55%, 3/10/99.......................................................         203,418
      3,000,000  FNMA Floating Rate Notes, 4.943%, 3/16/99 (Note B).........................       2,999,303
        500,000  FHLB, 5.57%, 4/07/99.......................................................         499,845
      2,000,000  FHLB Floating Rate Notes, 5.013%, 4/09/99 (Note B).........................       2,000,000
        200,000  FHLB, 5.72%, 4/23/99.......................................................         200,029
        300,000  FHLB, 5.805%, 5/19/99......................................................         300,000
        245,000  FFCB, 6.21%, 6/03/99.......................................................         245,741
        200,000  FFCB, 5.835%, 6/14/99......................................................         200,113
        260,000  FNMA, 8.45%, 7/12/99.......................................................         265,444
        105,000  FHLMC, 7.125%, 7/21/99.....................................................         105,918
---------------                                                                               --------------
 $   25,610,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------  (Amortized Cost $25,584,145)...............................................  $   25,584,145
                                                                                              --------------


INSTITUTIONAL GOVERNMENT INCOME FUND (continued)
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 66.5% (continued)                                         Value
------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER -- 4.9%
 $    2,200,000  Kirksville College of Osteopathic Medicine, Inc., 11/03/98, Guarantor SLMA
--------------- (Amortized Cost $2,188,929)................................................  $     2,188,929
                                                                                              ---------------

                 VARIABLE RATE DEMAND NOTES (Note C) -- 4.5%
 $    2,000,000  Harris Co., TX, HFC MFH Rev. (Sandalwood Apts.), 5.64%, 12/15/36, Guarantor FNMA
---------------  (Amortized Cost $2,000,000)................................................  $     2,000,000
                                                                                              ---------------

 $   29,810,000  TOTAL INVESTMENT SECURITIES
===============  (Amortized Cost $29,773,074)...............................................  $    29,773,074
                                                                                              ---------------

=============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS (Note A)-- 32.9%                                            Value
-------------------------------------------------------------------------------------------------------------
 $   11,000,000  Prudential Securities, Inc., 5.65%, dated 9/30/98, due 10/01/98,
                    repurchase proceeds $11,001,726.........................................  $    11,000,000
      3,755,000  Nesbitt Burns Securities, Inc., 5.25%, dated 9/30/98, due 10/01/98,
                    repurchase proceeds $3,755,548..........................................        3,755,000
---------------                                                                               ---------------
 $   14,755,000  TOTAL REPURCHASE AGREEMENTS ...............................................  $    14,755,000
---------------                                                                               ---------------

                 TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS -- 99.4% ............  $    44,528,074

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          269,049
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................  $    44,797,123
                                                                                              ===============


See accompanying notes to portfolios of investments and notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
=============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 102.8%                                                    Value
-------------------------------------------------------------------------------------------------------------
                 CORPORATE NOTES -- 34.2%
 $      200,000  Consolidated Natural Gas Co., 5.875%, 10/01/98.............................   $     200,000
        500,000  Key Bank, N.A., 6.00%, 10/07/98............................................         500,023
        500,000  Chrysler Financial Corp., 5.375%, 10/15/98.................................         499,932
        502,000  Wal-Mart Stores, Inc., 5.125%, 10/22/98....................................         501,791
        500,000  Fleet Financial Group, 6.00%, 10/26/98.....................................         500,088
        500,000  Beta Finance Corp., Inc. 6.00%, 10/27/98...................................         500,065
        200,000  Caterpillar Financial Services, Inc. 5.47%, 12/15/98.......................         199,886
        100,000  Southern California Edison, 5.60%, 12/15/98................................          99,963
        400,000  Chrysler Financial Corp., 5.88%, 12/21/98..................................         400,065
        100,000  Associates Corp., N.A., 5.57%, 12/31/98....................................          99,944
        525,000  General Motors Acceptance Corp., 7.75% 1/15/99.............................         527,825
        110,000  Ford Motor Credit Co., 5.625%, 1/15/99.....................................         109,938
        600,000  Associates Corp., N.A., 5.47%, 1/28/99.....................................         599,379
        419,000  Merrill Lynch & Company, Inc., 7.75%, 3/01/99..............................         422,895
        292,000  Citicorp, 9.00%, 4/15/99...................................................         297,578
        247,000  Chase Manhattan Corp., 10.00%, 6/15/99.....................................         254,416
        320,000  Citicorp, 9.75%, 8/01/99...................................................         331,522
        153,000  Ford Motor Credit Co., 6.375%, 9/15/99.....................................         154,059
        130,000  American General Corp., 7.70%, 10/15/99....................................         132,990
---------------                                                                               --------------
 $    6,298,000  TOTAL CORPORATE NOTES
---------------  (Amortized Cost $6,332,359)................................................   $   6,332,359
                                                                                              --------------

                 MUNICIPAL NOTES -- 8.2%
 $      445,000  Bolingbrook, IL, MFH Rev., 5.70%, 10/01/98.................................   $     445,000
        970,000  New York, NY, MFH Rev., Series B, 5.70%, 10/01/98..........................         970,000
        100,000  Emeryville, CA, PFA Rev., Series C (Emeryville Redevelopment),
                    5.75%, 9/01/99..........................................................          99,909
---------------                                                                               --------------
 $    1,515,000  TOTAL MUNICIPAL NOTES
---------------  (Amortized Cost $1,514,909)................................................   $   1,514,909
                                                                                              --------------

                 VARIABLE RATE DEMAND NOTES (Note C) -- 53.6%
 $      500,000  Brownsburg, IN, EDR, Ser. 1998B (Zanetis Enterprises), 5.70%, 6/01/03......   $     500,000
        601,000  Illinois Development Finance Auth. IDR (Landcomp Corp.), 5.80%, 7/01/05....         601,000
        825,000  Diamond Development Group, Inc., Ser. 1996, 5.72%, 9/01/08.................         825,000
        850,000  Vista Funding Corp., 5.74%, 9/01/11........................................         850,000
      2,500,000  South Central Communications Corp., Ser. 1998, 5.95%, 9/01/16..............       2,500,000
        530,000  Ohio HFA Rev., Ser. 1998A-2, 5.70%, 7/01/18................................         530,000
      1,300,000  Fontana, CA, COP, 6.15%, 10/01/20..........................................       1,300,000
      1,500,000  Abag Finance Auth. for Nonprofit Corp., CA, COP, Ser. 1997D,
                    5.80%, 10/01/27.........................................................       1,500,000
      1,300,000  Illinois HFA Rev., Ser. 1998B (Elmhurst Memorial), 5,75%, 1/01/28..........       1,300,000
---------------                                                                               --------------
 $    9,906,000  TOTAL VARIABLE RATE DEMAND NOTES
---------------  (Amortized Cost $9,906,000)................................................   $   9,906,000
                                                                                              --------------

MONEY MARKET FUND (continued)
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 102.8% (continued)                                        Value

------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER -- 6.8%
 $      900,000  Bank One Corp., 10/01/98...................................................   $     900,000
        365,000  Merrill Lynch & Company, Inc., 10/01/98....................................         365,000
---------------                                                                               --------------
 $    1,265,000  TOTAL COMMERCIAL PAPER
---------------  (Amortized Cost $1,265,000)................................................   $   1,265,000
                                                                                              --------------

 $   18,984,000  TOTAL INVESTMENT SECURITIES
=============== (Amortized Cost $19,018,268)...............................................   $  19,018,268

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.8%) ............................       ( 526,404)
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  18,491,864
                                                                                              ==============

  See accompanying notes to portfolios of investments and notes to financial statements.


INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      FIXED RATE OBLIGATIONS-- 97.7%                                                    Value

------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 7.1%
 $    1,500,000  U.S. Treasury Notes, 6.50%, 8/15/05
---------------  (Amortized Cost $1,464,297)................................................   $   1,690,313
                                                                                              --------------
                 U.S. GOVERNMENT AGENCY ISSUES -- 14.7%
 $    1,000,000  FHLMC, 5.75%, 7/15/03......................................................   $   1,041,837
      2,000,000  FHLMC, 7.93%, 1/20/05......................................................       2,332,220
         69,960  SBA, 8.45%, 1/01/07........................................................          78,352
         30,000  TVA, 8.05%, 7/15/24........................................................          30,738
---------------                                                                               --------------

 $    3,099,960  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------  (Amortized Cost $3,294,728)................................................   $   3,483,147
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.4%
 $      800,000  FHLMC #1720-E, 7.50%, 12/15/09.............................................   $     808,507
        681,574  FNMA #50811, 7.50%, 12/01/12...............................................         706,111
---------------                                                                               --------------
 $    1,481,574  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
---------------  (Amortized Cost $1,522,825)................................................   $   1,514,618
                                                                                              --------------

                 CORPORATE BONDS-- 60.1% ...................................................
 $      250,000  British Petroleum America, Inc., 6.50%, 12/15/99...........................   $     252,924
        175,000  Pacific Gas & Electric Co., 6.625%, 6/01/00................................         175,385
        415,000  Bear Stearns Co., Inc., 6.25%, 12/01/00....................................         421,445
        250,000  IBM Credit Corp. Medium Term Notes, 6.20%, 3/19/01.........................         250,862
        350,000  Florida Residential Property & Casualty Co., 7.25%, 7/01/02................         367,514
        259,000  May Department Stores Co., 9.875%, 12/01/02................................         304,243
        660,000  Ford Motor Credit Co., 7.50%, 1/15/03......................................         713,314
        380,000  Bankers Trust Corp., 7.25%, 1/15/03........................................         402,724
         68,000  U.S. Leasing International, Inc.,  6.625%, 5/15/03.........................          71,539
        215,000  Chase Manhattan Corp., 8.00%, 5/15/04......................................         217,675
        250,000  Citicorp Medium Term Notes, 8.625%, 11/01/04...............................         257,876
        200,000  Michigan Bell Telephone Co., 6.375%, 2/01/05...............................         201,408
         66,000  Kaiser Permanente, 9.55%, 7/15/05..........................................          81,138
        400,000  Anheuser-Busch Co., Inc. 7.00%, 9/01/05....................................         422,678
        510,000  Honeywell, Inc. 8.625%, 4/15/06............................................         611,485
      1,000,000  Monsanto Co., 8.13%, 12/15/06..............................................       1,142,700
        500,000  Union Oil of California Corp. Medium Term Notes, 6.70%, 10/15/07...........         535,126
         50,000  Berkley (W.R.) Corp., 9.875%, 5/15/08......................................          64,555
        575,000  General Electric Capital Corp. Medium Term Notes, 7.50%, 6/15/09...........         664,925
        407,000  Lehman Brothers Holdings, Inc. Medium Term Notes, 7.40%, 11/24/10..........         389,854
        850,000  Merrill Lynch & Company, Inc. Medium Term Notes, 7.19%, 8/07/12............         883,964
        268,000  Super Value Stores, 8.875%, 4/01/16........................................         274,089
         20,000  Union Camp Corp., 8.625%, 4/15/16..........................................          20,724
        107,000  Anheuser-Busch Co., Inc., 8.625%, 12/01/16.................................         109,167
         46,000  Kraft, Inc., 8.50%, 2/15/17................................................          48,072
        260,000  Dayton Hudson Corp., 9.875%, 6/01/17.......................................         266,900



INTERMEDIATE BOND FUND (continued)
============================================================================================================
       Par                                                                                        Market
      Value      FIXED RATE OBLIGATIONS-- 97.7% (continued)                                        Value
------------------------------------------------------------------------------------------------------------
 $      150,000  Deere & Co., 8.95%, 6/15/19................................................   $     188,257
        439,000  Pennsylvania Power & Light Co., 9.25%, 10/01/19............................         471,378
        115,000  Rohm & Haas Co., 9.80%, 4/15/20............................................         156,157
        165,000  Questar Pipeline Co., 9.375%, 6/01/21......................................         187,019
        120,000  Jersey Central Power & Light Co., 9.20%, 7/01/21...........................         138,094
        500,000  AT&T Corp., 8.125%, 1/15/22................................................         554,996
        675,000  Shopko Stores, Inc., 9.25%, 3/15/22........................................         871,071
        300,000  Inco, Ltd., 9.60%, 6/15/22.................................................         346,177
        765,000  Alabama Power Co., 8.30%, 7/01/22..........................................         802,074
         85,000  Southwestern Public Service Co., 8.20%, 12/01/22...........................          97,124
        130,000  Union Electric Co., 8.00%, 12/15/22........................................         144,511
        315,000  Wisconsin Electric Power Co., 7.75%, 1/15/23...............................         346,201
         58,000  Georgia Power Co., 7.95%, 2/01/23..........................................          60,870
        711,000  Loews Corp., 7.00%, 10/15/23...............................................         728,278
---------------                                                                               --------------
 $   13,059,000  TOTAL CORPORATE BONDS
---------------  (Amortized Cost $13,740,813)...............................................   $  14,244,493
                                                                                              --------------

                 MUNICIPAL NOTES -- 7.9%
 $    1,500,000  Chula Vista, CA, Pension Obligation Rev., 8.125%, 8/01/11
---------------  (Amortized Cost $1,724,010)................................................   $   1,869,075
                                                                                              --------------

                 COMMERCIAL PAPER -- 1.5%
 $      360,000  Union Bank of Switzerland, 10/01/98
---------------  (Amortized Cost $360,000)..................................................   $     360,000
                                                                                              --------------

 $   21,000,534  TOTAL FIXED RATE OBLIGATIONS
===============  (Amortized Cost $22,106,673)...............................................   $  23,161,646
                                                                                              --------------

============================================================================================================
                                                                                                  Market
     Shares      PREFERRED STOCK -- 0.9%                                                          Value
------------------------------------------------------------------------------------------------------------
         10,000  First Industrial Realty Trust, Inc., 7.95%
                 (Amortized Cost $250,000)..................................................   $     221,250
                                                                                              --------------

                 TOTAL INVESTMENT SECURITIES
                 (Amortized Cost $22,356,673)...............................................   $  23,382,896

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.4% ..............................         335,215
                                                                                              --------------

                 NET ASSETS-- 100.0% .......................................................   $  23,718,111
                                                                                              ==============



See accompanying notes to portfolios of investments and notes to financial statements.



INTERMEDIATE TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES-- 98.7%                                                     Value
------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 19.4%
 $    1,000,000  U.S. Treasury Notes, 7.75%, 2/15/01........................................   $   1,075,000
      1,000,000  U.S. Treasury Notes, 8.00%, 5/15/01........................................       1,087,813
      3,000,000  U.S. Treasury Notes, 7.875%, 8/15/01.......................................       3,277,500
      2,000,000  U.S. Treasury Notes, 7.50%, 11/15/01.......................................       2,179,376
      1,000,000  U.S. Treasury Notes, 5.50%, 3/31/03........................................       1,048,750
      1,000,000  U.S. Treasury Bonds, 7.50%, 11/15/16.......................................       1,275,000
---------------                                                                               --------------
 $    9,000,000  TOTAL U.S. TREASURY OBLIGATIONS
---------------  (Amortized Cost $9,189,883)................................................   $   9,943,439
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES -- 79.3%
 $      954,000  FHLB Discount Notes, 10/01/98..............................................   $     954,000
      1,000,000  SLMA Medium Term Notes, 7.50%, 7/02/01.....................................       1,072,411
      3,000,000  FHLB Notes, 7.31%, 7/06/01.................................................       3,203,766
      2,000,000  FHLB Medium Term Notes, 8.43%, 8/01/01.....................................       2,197,452
      1,400,000  FHLB Notes, 6.25%, 9/27/01.................................................       1,461,627
      2,000,000  FNMA Notes, 7.55%, 4/22/02.................................................       2,187,008
      1,000,000  FHLMC Notes, 6.07%, 2/05/03................................................       1,003,812
      2,000,000  FHLMC Notes, 6.80%, 7/09/04................................................       2,112,424
      2,000,000  FHLMC Notes, 8.53%, 11/18/04...............................................       2,081,576
      2,000,000  FHLMC Notes, 7.65%, 5/10/05................................................       2,074,050
      2,000,000  FNMA Medium Term Notes, 6.85%, 8/22/05.....................................       2,219,426
      2,000,000  FNMA Notes, 6.77%, 9/01/05.................................................       2,210,160
      1,400,000  FNMA Notes, 6.26%, 1/24/06.................................................       1,447,603
      2,500,000  FNMA Notes, 6.21%, 1/26/06.................................................       2,580,810
      2,000,000  FNMA Notes, 6.06%, 2/03/06.................................................       2,091,220
      1,000,000  FHLMC Notes, 6.345%, 2/15/06...............................................       1,033,213
      2,000,000  FNMA Notes, 6.90%, 12/26/06................................................       2,167,482
      2,000,000  FNMA Notes, 6.64%, 7/02/07.................................................       2,231,470
      2,500,000  FHLMC Notes, 5.75%, 4/15/08................................................       2,638,322
      2,203,000  RFCO STRIPS, 10/15/08......................................................       1,356,012
      2,000,000  FNMA Notes, 6.96%, 9/05/12.................................................       2,261,824
---------------                                                                               --------------
 $   38,957,000  TOTAL U.S. GOVERNMENT AGENCY ISSUES
---------------  (Amortized Cost $38,129,198)...............................................   $  40,585,668
                                                                                              --------------
 $   47,957,000  TOTAL INVESTMENT SECURITIES
===============  (Amortized Cost $47,319,081)...............................................   $  50,529,107
                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ..............................         638,914
                                                                                              --------------
                 NET ASSETS-- 100.0% .......................................................   $  51,168,021
                                                                                              ==============


See accompanying notes to portfolios of investments and notes to financial statements.


ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 1998
============================================================================================================
       Par                                                                                        Market
      Value      INVESTMENT SECURITIES -- 99.4%                                                   Value
------------------------------------------------------------------------------------------------------------
                 ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
                 MORTGAGE-BACKED SECURITIES (Note D) -- 70.5%
 $      993,279  FNMA #70907, 7.344%, 3/01/18...............................................   $   1,015,498
        974,621  FHLMC #605793, 7.231%, 5/01/18.............................................         994,210
      1,011,107  FNMA #70614, 7.14%, 10/01/18...............................................       1,031,340
        308,959  FNMA #70635, 7.028%, 6/01/20...............................................         313,303
      1,383,881  FHLMC #846013, 7.578%, 6/01/22.............................................       1,423,695
      1,168,797  FNMA #70176, 7.206%, 8/01/27...............................................       1,193,272
      1,478,610  FNMA #70243, 7.235%, 3/01/28...............................................       1,511,155
---------------                                                                               --------------
 $    7,319,254  TOTAL ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
---------------
                 MORTGAGE-BACKED SECURITIES
                 (Amortized Cost $7,447,791)................................................   $   7,482,473
                                                                                              --------------

                 VARIABLE RATE DEMAND NOTES (Note C) -- 21.7%
 $    2,300,000  Bexar Co., TX, HFC MFH Rev. (Shallow Creek Apts.), 5.64%, 10/15/26,
---------------     Guarantor FNMA
                 (Amortized Cost $2,300,000)................................................   $   2,300,000
                                                                                              --------------

                 U.S. GOVERNMENT AGENCY ISSUES-- 7.2%
 $      766,000  FHLB Discount Notes, 10/01/98
---------------  (Amortized Cost $766,000)..................................................   $     766,000
                                                                                              --------------

 $   10,385,254  TOTAL INVESTMENT SECURITIES
===============  (Amortized Cost $10,513,791)...............................................   $  10,548,473

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          67,158
                                                                                              --------------
                 NET ASSETS-- 100.0% .......................................................   $  10,615,631
                                                                                              ==============



See accompanying notes to portfolios of investments and notes to financial statements.


NOTES TO PORTFOLIOS OF INVESTMENTS
September 30, 1998
================================================================================
A.  Repurchase Agreements
Repurchase agreements are fully collateralized by U.S. Government obligations.

B.  Floating Rate Notes
A floating rate note is a security whose terms provide for the periodic readjustment of its interest rate whenever a specified interest rate index changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

C.  Variable Rate Demand Notes
A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

D. Adjustable Rate U.S. Government Agency Mortgage-Backed Securities Adjustable rate U.S. Government agency mortgage-backed securities are mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Such adjustable rate mortgage securities have interest rates that reset at periodic intervals based on a specified interest rate index. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity date.

Portfolio Abbreviations:
COP - Certificate of Participation
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation FNMA - Federal National Mortgage Association FRMC - Federal Agricultural Mortgage Corporation HFA - Housing Finance Authority HFC - Housing Finance Corporation IDR - Industrial Development Revenue MFH - Multi-Family Housing PFA - Public Finance Authority RFCO - Resolution Funding Corporation SBA - Small Business Administration SLMA - Student Loan Marketing Association
STRIPS - Separate Trading of Registered Interest and Principal of Securities
TVA - Tennessee Valley Authority

Report of Independent Public Accountants
================================================================================

Arthur Andersen LLP

(Arthur Andersen logo)

To the Shareholders and Board of Trustees of Countrywide Investment Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of Countrywide Investment Trust (a Massachusetts business trust) (comprising, respectively, the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Intermediate Bond Fund, and the Money Market Fund) as of September 30, 1998, and
(i) for the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, and the Adjustable Rate U.S. Government Securities Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon and (ii) for the Intermediate Bond Fund and the Money Market Fund the related statements of operations for the year ended September 30, 1998, the statements of changes in net assets and the financial highlights for the year ended September 30, 1998, the one-month period ended September 30, 1997 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Intermediate Bond Fund and the Money Market Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Investment Trust as of September 30, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP
-------------------------

Cincinnati, Ohio,
October 30, 1998

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS
-------           ---------------------------------

         (a)      (i)         Financial Statements included in Part A:

                              Financial Highlights

                 (ii)         Financial Statements included in Part B:

                              Statements of Assets and Liabilities,
                              September 30, 1998

                              Statements of Operations For the Year Ended
                              September 30, 1998

                              Statements of Changes in Net Assets For the
                              Periods Ended September 30, 1998 and 1997 and August 31, 1997

                              Portfolios of Investments

                              Financial Highlights

                              Notes to Financial Statements

            (b)               EXHIBITS

              (1) (i)         Registrant's Restated Agreement and
                              Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

                  (ii) Amendment No. 1, dated December 8, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

                  (iii)       Amendment  No. 2, dated January 31, 1995, to
                              Registrant's    Restated    Agreement    and
                              Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

                 (iv) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

            (2)   (i)         Registrant's Bylaws which were filed as an
                              Exhibit to Registrant's Post-Effective
                              Amendment No. 68, are hereby incorporated by reference.

                 (ii) Amendment to Registrant's Bylaws adopted on January 10, 1984 which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, are hereby incorporated by reference.

            (3)      Voting Trust Agreements - None.

            (4) Specimen of Share Certificate, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

            (5) (i) Registrant's Management Agreement with Countrywide Investments, Inc. for the Short Term Government Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

                (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Intermediate Term Government Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

               (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Institutional Government Income Fund, which was filed as an Exhibit to Registrant's Post- Effective Amendment No. 66, is hereby incorporated by reference.

                (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Adjustable Rate U.S. Government Securities Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

               (v) Registrant's Management Agreement with Countrywide Investments, Inc. for the Money Market Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendement No. 67, is hereby incorporated by reference.

               (vi) Registrant's Management Agreement with Countrywide Investments, Inc. for the Intermediate Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 67, is hereby incorporated by reference.

            (6) (i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

                 (ii) Form of Underwriter's Dealer Agreement is filed herewith.

            (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

            (8)  (i)          Custody Agreement with The Fifth Third Bank,
                              which was filed as an Exhibit to Registrant's
                              Post-Effective Amendment No. 68, is hereby incorporated by reference.

            (9) (i)           Transfer Agency, Dividend Disbursing,
                              Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 67, is hereby incorporated by reference.

                 (ii) Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc. is filed herewith.

                 (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund
                              Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 67, is hereby incorporated by reference.

                 (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

            (10) Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

            (11)     Consent of Arthur Andersen LLP is filed herewith.

            (12)     Financial Statements Omitted from Item 23 - None.

            (13)     Agreements  or  understandings   concerning   initial
                     capital - None.

            (14) (i) Copy of Individual Retirement Account Plan, including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45, is hereby incorporated by reference.

                (ii) Copy of 403(b) Plan, including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49, is hereby incorporated by reference.

            (15)(i)           Registrant's   Plans  of  Distribution
                              Pursuant to Rule 12b-1,  which were filed as
                              Exhibits  to   Registrant's   Post-Effective
                              Amendment No. 66, are hereby incorporated by reference.

                 (ii) Form of Sales Agreement for Money Market Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

                 (iii) Form of Administration Agreement with respect to the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 67, is hereby incorporated by reference.


            (16) Computations of each performance quotation provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 43, are hereby incorporated by reference.

            (17)     Financial Data Schedules

                     Financial Data Schedules for Short Term Government
                     Income Fund, Intermediate Term Government Income Fund, Institutional Government Income Fund, Adjustable Rate U.S. Government Securities Fund, Money Market Fund and Intermediate Bond Fund, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 68, are hereby incorporated by reference.

            (18) Amended Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

            (19) Powers of Attorney for Donald L. Bogdon, H. Jerome Lerner, Robert H. Leshner, Howard J. Levine, Angelo R. Mozilo, Fred A. Rappoport, Oscar P. Robertson, John F. Seymour, Jr. and Sebastiano Sterpa are filed herewith.


Item 25       Persons Controlled by or Under Common Control with the Registrant
------      -----------------------------------------------------------------

             None.

Item 26     Number of Holders of Securities (as of June 30, 1999)
-------     -----------------------------------------------------------
            Title of Class                                            Number of
            --------------                                              Record
                                                                        Holders
                                                                      ----------

            Short Term Government Income Fund                             6,696

            Intermediate Term Government Income Fund                      1,769

            Institutional Government Income Fund                            687

            Adjustable Rate U.S. Government Securities Fund                 556

            Money Market Fund                                             1,626

            Intermediate Bond Fund                                          320


Item        Indemnification
-----       ---------------

            Article VI of Registrant's Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

         "Section 6.4 Indemnification of Trustees, Officers, etc.
         The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, and including persons who served as directors or officers of Midwest Income Investment Company) (hereinafter referred to as a "Covered Person")against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

         Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
         (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Trust" shall include Midwest Income Investment Company, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

         The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers and Countrywide Investments, Inc. (the "Adviser"), in its capacity as investment adviser and principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

         The Advisory Agreements provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of an investment adviser in the performance of its duties or from the reckless disregard by the investment adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by an investment adviser in defending a proceeding, upon the undertaking by or on behalf of the investment adviser to repay the advance unless it is ultimately determined that the investment adviser is entitled to indemnification.

         The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement.

         Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item. 28.         Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------
         A.       The Adviser is a registered investment adviser providing
                  investment advisory services to the Registrant. The Adviser acts as the investment adviser to six series of Countrywide
                  Tax-Free Trust and four series of Countrywide Strategic
                  Trust, both of which are registered investment companies.  The
                  Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

         B. The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                  *The address of each corporation is 4500 Park Granada Road, Calabasas, California 91302.

                  (1)    Angelo R. Mozilo - Chairman and a Director of the
                         Adviser.

                     (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                     (b) Chairman and a Director of Countrywide Home Loans, Inc.,* a residential mortgage lender, Countrywide Financial Services, Inc., a financial services company, Countrywide Fund Services,
                              Inc., a registered transfer agent,  CW Fund
                              Distributors, Inc., a registered broker-dealer, Countrywide Servicing Exchange,* a loan servicing broker and Countrywide Capital Markets, Inc.,* a holding company.

                     (c) Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc.,* a holding company which provides
                              residential    mortgages    and    ancillary
                              financial products and services.

                     (d) A Director of CTC Real Estate Services Corporation,* a foreclosure trustee and CCM Municipal Services, Inc.,* a tax lien purchaser.

                     (e) A Director of LandSafe, Inc.* and Chairman and a director of various subsidiaries of LandSafe, Inc. which provide residential mortgage title and closing services.

            (2)      Robert H.  Leshner - President  and a Director of the
                     Adviser.

                     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                     (b) President and a Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (3)      Andrew S. Bielanski - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Directnet Insurance Agency, Inc.,* an insurance agency, Countrywide Insurance Services, Inc.,* an insurance agency and Countrywide Insurance Group,* an insurance services holding company.

                     (b) Managing Director - Marketing of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

            (4)      Thomas H. Boone - A Director of the Adviser.

                     (a)      A   Director   of   Countrywide    Financial
                              Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Directnet Insurance Agency, Inc., Countrywide Tax Services Corporation,* a residential mortgage tax service provider, Countrywide Lending Corporation,* a lending institution, Countrywide Insurance Services, Inc. and Countrywide Insurance Group, Inc.

                     (b) Managing Director - Portfolio Services of Countrywide Credit Industries,
                              Inc. and Managing Director - Chief Loan
                              Administration Officer of Countrywide Home
                              Loans, Inc.

                     (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                     (d) CEO and a Director of CTC Real Estate Services Corporation.

                     (e) Chairman and Chief Executive Officer of Countrywide Field Services Corporation,* a foreclosure property maintenance provider.

                     (f) Chairman and Director of Countrywide Realty Partners, Inc.,* a real estate marketing firm.

                     (g) President and Director of Countrywide International Holdings, Inc.,* a holding company.

           (5)      Marshall M. Gates - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Directnet Insurance Agency, Inc., Countrywide Insurance Services, Inc. and Countrywide Insurance Group, Inc.

                     (b) Managing Director - Developing Markets of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                     (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

                     (d) Chief Operating Officer and Director of Landsafe, Inc. and various LandSafe subsidiaries.

            (6) William E. Hortz - Executive Vice President and Director of Sales of the Adviser.

                     (a) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust

                     (b) Executive Vice President of Countrywide Financial Services, Inc.

                     (c)      President of Peregrine Asset Management (USA),
                              4 Embarcadero Center, San Francisco, California, 94111, an investment adviser, until 1998.

            (7) Maryellen Peretzky - Senior Vice President, Chief Operating Officer and Secretary of the Adviser.

                     (a) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust

                     (b) Senior Vice President and Secretary of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

                     (c) Assistant Secretary of The Gannett Welsh & Kotler Funds, Firsthand Funds and the Dean Family of Funds.

             (8) John J. Goetz - First Vice President and Chief Investment Officer- Tax-Free Fixed Income of the Adviser.

             (9) Susan F. Flischel - First Vice President and Chief Investment Officer - Equity of the Adviser

            (10) Margaret D. Weinblatt - First Vice President and Chief Investment Officer-Taxable Fixed Income of the Adviser.

                     (a) President and Chief Investment Officer of Copernicus Asset Management, Ltd., 730
                              Fifth Avenue, New York, New York until 1998.

            (11) Sharon L. Karp - First Vice President-Marketing of the Adviser.

            (12) Terrie A. Wiedenheft - First Vice President, Chief Financial Officer and Treasurer of the Adviser.

                     (a) First Vice President, Chief Financial Officer and Treasurer of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (13) Scott Weston - Assistant Vice President-Investments of the Adviser.

Item 29.                   Principal Underwriters
-------                    ----------------------
                  (a)      Countrywide Investments, Inc. also acts as
                           underwriter for Countrywide Strategic Trust and Countrywide Tax-Free Trust. Unless otherwise indicated by an asterisk (*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.


                                                  POSITION           POSITION
                                                    WITH                WITH
                  (b)      NAME                   UNDERWRITER        REGISTRANT
                           -----                  -----------        ----------
                   *       Angelo R. Mozilo         Chairman and      Chairman/
                                                    Director          Trustee

                           Robert H. Leshner        President         President/
                                                    and Director      Trustee

                    *      Andrew S. Bielanski      Director          None

                    *      Thomas H. Boone          Director          None

                    *      Marshall M. Gates        Director          None

                           Maryellen Peretzky       Senior Vice       Vice
                                                    President &       President
                                                    Secretary

                           William E. Hortz         Executive Vice    Vice
                                                    President &       President
                                                    Director of Sales

                           John J. Goetz            First Vice        None
                                                    President and
                                                    Chief
                                                    Investment
                                                    Officer - Tax-Free
                                                    Fixed Income

                           Susan F. Flischel        First Vice        None
                                                    President &
                                                    Chief Investment
                                                    Officer - Equity

                           Margaret D. Weinblatt    First Vice        None
                                                    President &
                                                    Chief Investment
                                                    Officer - Taxable
                                                    Fixed Income

                           Sharon L. Karp           First Vice        None
                                                    President-
                                                    Marketing

                           Terrie A. Wiedenheft     First Vice        None
                                                    President
                                                    & Treasurer

                           Scott Weston             Assistant Vice    None
                                                    President-
                                                    Investments

            (c)     None

Item 30.          Location of Accounts and Records
-------           --------------------------------
                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.          Management Services Not Discussed in Parts A or B
-------           -------------------------------------------------
                  None.

Item 32.          Undertakings
-------           ------------

     (a)      Not Applicable.

     (b)      Not Applicable.

     (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report without charge.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Countrywide Investment Trust pursuant to the provisions of Massachusetts law and the Restated Agreement and Declaration of Trust of Countrywide Investment Trust or the Bylaws of Countrywide Investment Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Countrywide Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate
              jurisdiction     the     question     whether    such
              indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (e) The Registrant undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

              (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

              (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 30th day of July, 1999.

                                           COUNTRYWIDE INVESTMENT TRUST


                                        By: /s/ Tina D. Hosking
                                            -------------------
                                            Tina D. Hosking,
                                            Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 30th day of July, 1999.


*ANGELO R. MOZILO                           Chairman and Trustee

/s/ Robert H. Leshner                       President and Trustee
---------------------
ROBERT H. LESHNER

/s/ Theresa M. Samocki                      Treasurer
---------------------
THERESA M. SAMOCKI


*DONALD L. BOGDON, M.D.                     Trustee

*H. JEROME LERNER                           Trustee

*HOWARD J. LEVINE                           Trustee

*FRED A. RAPPOPORT                          Trustee

*OSCAR P. ROBERTSON                         Trustee

*JOHN F. SEYMOUR, JR.                       Trustee

*SEBASTIANO STERPA                          Trustee

By: /s/ Tina D. Hosking
    -------------------
    Attorney-in-Fact*
    July 30, 1999